LOAN AND SECURITY AGREEMENT



                         BANKBOSTON RETAIL FINANCE INC.

                                      AGENT

                                       AND

                      BANCBOSTON ROBERTSON STEPHENS, INC.,

                                SYNDICATION AGENT

                        FOR THE LENDERS REFERENCED HEREIN



                                 LECHTERS, INC.,

                                  LEAD BORROWER

                       FOR THE BORROWERS REFERENCED HEREIN




                                NOVEMBER 30, 1999

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                                TABLE OF CONTENTS


ARTICLE I-DEFINITIONS..........................................................1

ARTICLE II-THE REVOLVING CREDIT...............................................33
   2.1    Establishment of  Revolving Credit..................................33
   2.2    Advances in Excess of Borrowing Base................................34
   2.3    Risks of Value of Collateral........................................35
   2.4    Loan Requests.......................................................35
   2.5    Making of Loans Under Revolving Credit..............................37
   2.6    SwingLine Loans.....................................................38
   2.7    The Loan Account....................................................38
   2.8    The Revolving Credit Notes..........................................40
   2.9    Payment of The Loan Account.........................................40
   2.10   Interest Rates......................................................41
   2.11   Agent's Fee.........................................................43
   2.12   Underwriting Fee....................................................43
   2.13   Line (Unused) Fee...................................................43
   2.14   Early Termination Fee...............................................43
   2.15   Concerning Fees.....................................................44
   2.16   Agent's and Lenders' Discretion.....................................44
   2.17   Procedures For Issuance of L/C's....................................45
   2.18   Fees For L/C's......................................................46
   2.19   Concerning L/C's....................................................47
   2.20   Changed Circumstances...............................................49
   2.21   Increased Costs/Taxes...............................................51
   2.22   Lenders' Commitments................................................53
   2.23.  Concerning Joint and Several Liability of the Borrowers.............54
   2.24.  Lechters, Inc. as Lead Borrower.....................................58

ARTICLE III-CONDITIONS PRECEDENT..............................................58
   3.1.   Corporate Due Diligence.............................................59
   3.2.   Opinion.............................................................59
   3.3.   Additional Documents................................................59
   3.4.   Officers' Certificates..............................................60
   3.5.   Representations and Warranties......................................60
   3.6.   Minimum Excess Availability.........................................60
   3.7.   All Fees and Expenses Paid..........................................60
   3.8.   No Event of Default.................................................60
   3.9.   No Adverse Change...................................................60

3.10.     DELIVERY OF NOTICES.................................................61

ARTICLE IV-GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES..................61
   4.1.   Payment and Performance of Liabilities..............................61
   4.2.   Due Organization -Corporate Authorization -No Conflicts.............61
   4.3.   Trade Names.........................................................63
   4.4.   Infrastructure......................................................63
   4.5.   Year 2000 Compliance................................................64
   4.6.   Locations...........................................................64
   4.7.   Title to Assets.....................................................66
   4.8.   Indebtedness........................................................67
   4.9    Repayment of 5.00% Notes............................................68
   4.10.  Insurance Policies..................................................68
   4.11.  Licenses............................................................69
   4.12.  Leases..............................................................69
   4.13.  Requirements of Law.................................................70
   4.14.  Maintain Collateral.................................................70
   4.15.  Pay Taxes...........................................................71
   4.16.  No Margin Stock.....................................................72
   4.17.  ERISA...............................................................73
   4.18.  Hazardous Materials.................................................73
   4.19.  Litigation..........................................................74
   4.20.  Dividends, Investments, Repurchases and Debt Retirement.............74
   4.21.  Loans...............................................................77
   4.22.  Protection of Assets................................................78
   4.23.  Line of Business....................................................78
   4.24.  Affiliate Transactions..............................................78
   4.25.  Additional Assurances...............................................78
   4.26.  Adequacy of Disclosure..............................................79
   4.27   No Restrictions on Liabilities......................................80
   4.28   Other Covenants.....................................................80

ARTICLE V-FINANCIAL REPORTING AND PERFORMANCE COVENANTS.......................80
   5.1.   Maintain Records....................................................81
   5.2.   Access to Records...................................................81
   5.3.   Immediate Notice to Agent...........................................82
   5.4.   Borrowing Base Certificate..........................................84
   5.5.   Monthly Collateral Reports..........................................84
   5.6.   Monthly Financial Reports...........................................84
   5.7.   Quarterly Financial Reports.........................................85
   5.8    Annual Reports......................................................85
   5.9.   Officers' Certificates..............................................85
   5.10.  Inventories, Appraisals, and Audits.................................86
   5.11.  Additional Financial Information....................................87
   5.12.  Financial Performance Covenants.....................................87

ARTICLE VI-USE AND COLLECTION OF COLLATERAL...................................88
   6.1.   Use of Inventory Collateral.........................................88
   6.2.   Inventory Quality...................................................89
   6.3.   Adjustments and Allowances..........................................89
   6.4.   Validity of Accounts................................................89
   6.5.   Notification to Account Debtors.....................................89

ARTICLE VII-CASH MANAGEMENT; PAYMENT OF LIABILITIES...........................89
   7.1.   Depository Accounts.................................................89
   7.2.   Credit Card Receipts................................................90
   7.3.   The Concentration, Blocked, and Operating Accounts..................91
   7.4.   Proceeds and Collection of Accounts.................................91
   7.5.   Payment of Liabilities..............................................93
   7.6.   The Operating Account...............................................94

ARTICLE VIII-GRANT OF SECURITY INTEREST.......................................94
   8.1.   Grant of Security Interest..........................................94
   8.2.   Extent and Duration of Security Interest............................95

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ARTICLE IX-AGENT AS BORROWERS' ATTORNEY-IN-FACT...............................95
   9.1.   Appointment as Attorney-In-Fact.....................................95
   9.2.   No Obligation to Act................................................96

ARTICLE X-EVENTS OF DEFAULT...................................................97
   10.1.  Failure to Pay Revolving Credit.....................................97
   10.2.  Failure To Make Other Payments......................................97
   10.3.  Failure to Perform Covenant or Liability (No Grace Period)..........97
   10.4.  Failure to Perform Covenant or Liability (Grace Period).............98
   10.5.  Misrepresentation...................................................98
   10.6.  Acceleration of Other Debt; Breach of Lease.........................98
   10.7.  Default Under Other Agreements......................................99
   10.8.  Uninsured Casualty Loss.............................................99
   10.9.  Judgment.  Restraint of Business....................................99
   10.10. Business Failure....................................................99
   10.11. Bankruptcy.........................................................100
   10.12. Indictment; Forfeiture.............................................100
   10.13  Foreign Proceeding.................................................101
   10.14. Challenge to Loan Documents........................................101
   10.15.  CHANGE IN CONTROL............... .................................101

ARTICLE XI-RIGHTS AND REMEDIES UPON DEFAULT..................................101
   11.1.  Rights of Enforcement..............................................102
   11.2.  Sale of Collateral.................................................102
   11.3.  Occupation of Business Location....................................103
   11.4.  Grant of Nonexclusive License......................................104
   11.5.  Assembly of Collateral.............................................104
   11.6.  Rights and Remedies................................................104

ARTICLE XII-NOTICES..........................................................105
   12.1.  Notice Addresses...................................................105
   12.2.  Notice Given.......................................................105

ARTICLE XIII-REVOLVING CREDIT FUNDINGS AND DISTRIBUTIONS.....................106
   13.1.  Revolving Credit Funding Procedures................................106
   13.2   SwingLine Loans....................................................106
   13.3   Agent's Covering of Fundings.......................................107
   13.4   Ordinary Course Distributions:  Revolving Credit...................109

ARTICLE XIV-TERM.............................................................111
   14.1   Acceleration Notices...............................................111
   14.2   Acceleration.......................................................111
   14.3   Initiation of Liquidation..........................................111
   14.4   Actions At and Following Initiation of Liquidation.................111
   14.5   Agent's Conduct of Liquidation.....................................112
   14.6   Distribution of Liquidation Proceeds...............................112
   14.7   Relative Priorities To Proceeds of Liquidation.....................113

ARTICLE XV-THE AGENT.........................................................113
   15.1   Appointment of Agent...............................................113
   15.2   Responsibilities of Agent..........................................114
   15.3   Concerning Distributions By the Agent..............................115
   15.4   Dispute Resolution.................................................116
   15.5   Distributions of Notices and of Documents..........................116
   15.6   Confidential Information...........................................117
   15.7   Reliance by Agent..................................................117
   15.8   Non-Reliance on Agent and Other Lenders............................117
   15.9   Indemnification....................................................118
   15.10  Resignations of Agent..............................................119
   ARTICLE XVI-ACTION BY AGENT; CONSENTS; AMENDMENTS; WAIVERS................120
   16.1   Administration of Credit Facilities................................120
   16.2   Actions Requiring Consent or Direction of Majority Lenders.........121
   16.3   Actions Requiring Consent or Direction of SuperMajority Lenders....121
   16.4   Intentionally Deleted..............................................121
   16.5   Actions Requiring or Directed By Unanimous Consent.................121
   16.6   Actions Requiring SwingLine Lender Consent.........................123
   16.7   Actions Requiring Agent's Consent..................................123
   16.8   Miscellaneous Actions..............................................123
   16.9   Nonconsenting Lenders..............................................124

ARTICLE XVII ASSIGNMENTS AND PARTICIPATIONS..................................125
   17.1   Assignments and Assumptions........................................125
   17.2   Participations.....................................................127
   17.3   Pledges To Federal Reserve Banks...................................128

ARTICLE XVIII-TERM...........................................................128
   18.1.  Termination of Revolving Credit....................................128
   18.2.  Effect of Termination..............................................128

ARTICLE XIX-GENERAL..........................................................128
   19.1.  Protection of Collateral...........................................128
   19.2.  Successors and Assigns.............................................129
   19.3.  Severability.......................................................129
   19.4.  Amendments; Course of Dealing......................................129
   19.5.  Power of Attorney..................................................130
   19.6.  Application of Proceeds............................................131
   19.7.  Costs and Expenses of Agent and Of Lenders.........................131
   19.8.  Copies and Facsimiles..............................................132
   19.9   New York Law.......................................................132
   19.10. Consent to Jurisdiction............................................132
   19.11  Indemnification....................................................133
   19.12  Rules of Construction..............................................134
   19.13. Intent.............................................................135
   19.14. Right of Set-Off...................................................136
   19.15. Maximum Interest Rate..............................................136
   19.16. Waivers............................................................136

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                                    EXHIBITS

A .............................. Schedule of Borrowers
B .............................. Schedule of Lenders' Commitments
1 ...............................Additional Uses for Local Disbursement Accounts
2.4(b) ..........................Notice of Loan Request Form
2.6(c) ..........................SwingLine Note
2.8 .............................Revolving Credit Note
3.3 .............................Form of Pledge Agreement
4.2 .............................Related Entities
4.3 .............................Trade Names
4.5 .............................Year 2000 Compliance
4.6(a) ..........................Locations, Leases, and Landlords
4.6(c)(1) .......................Form of Landlord Waiver
4.6(c)(2) .......................Locations Requiring Landlord Waivers
4.7 .............................Encumbrances
4.8 .............................Indebtedness
4.10 ............................Insurance Policies
4.12 ............................Capital Leases
4.15 ............................Taxes
4.19 ............................Litigation
5.4 .............................Borrowing Base Certificate
5.5 .............................Monthly Collateral Reports
5.11(c) .........................Business Plan
7.1 .............................DDA's.
7.2 .............................Credit Card Arrangements
7.3(a)(ii) ......................Blocked Accounts
7.4(b)(i) .......................DDA Accounts; Minimum Required Balances
17.1 ............................Form Assignment and Acceptance

LOAN AND SECURITY  AGREEMENT                      BANKBOSTON RETAIL FINANCE INC.
                                                  AGENT


                                                               November 30, 1999



        THIS AGREEMENT is made among

               BANKBOSTON RETAIL FINANCE INC., (in such capacity, herein the "AGENT") a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the benefit of the "Lenders", on a Pro Rata basis, based upon each Lender's Commitment Percentage, who are, at present, those financial institutions identified on the signature pages of this Agreement and who in the future shall include those Persons (if any) who become "LENDERS" in accordance with the provisions of Section 2.22(c) below;

               BANCBOSTON ROBERTSON STEPHENS, INC., a Massachusetts corporation with offices at 100 Federal Street, Boston, Massachusetts 02110 in its capacity as syndication agent for the Lenders;

               Each of the corporations described on Exhibit A of this Agreement (collectively the "Borrowers" and except in the case of Lechters, Inc., the "Subsidiaries", and each individually, a "BORROWER" and except in the case of Lechters, Inc., a "Subsidiary"), each of which has its principal executive offices at One Cape May Street, Harrison, NJ 07029;

               and

               LECHTERS, INC., a New Jersey corporation with its principal executive offices at One Cape May Street, Harrison, New Jersey 07029 (the "LEAD BORROWER" and the "PARENT", as well as a "Borrower")

     in consideration of the mutual covenants contained herein and benefits to be derived herefrom,


                                   WITNESSETH:
ARTICLE I - DEFINITIONS:

        As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

     "5.00% NOTES": The Parent's 5.00% Convertible Subordinated Debentures due September 27, 2001.

        "ACCELERATION":      With respect  to any indebtedness, its becoming due
               and payable prior to its stated maturity. Derivations of the word "Acceleration" (such as "Accelerate") are used with like meaning in this Agreement.

        "ACCELERATION NOTICE":    Written notice from the SuperMajority Lenders,
               as provided in Section 14.1. The Agent shall provide copies of any Acceleration notice to each Lender.

        "ACCEPTABLE CASH COLLATERAL":   Cash or any Permitted Investment held by
               BankBoston, N.A. in a restricted cash collateral, treasury or securities account, as appropriate.

        "ACCEPTABLE CREDIT CARD  RECEIVABLES":   Those  Accounts that  from time
               to time are due and owing to each Borrower on a non-recourse basis from major credit card processors that are acceptable to the Agent, which processors include, without limitation, Visa, MasterCard, Discover and American Express.

        "ACCEPTABLE  IN-TRANSIT  INVENTORY":  That  portion  of  the  Borrowers'
               Inventory (without duplication as to Acceptable L/C Inventory), title to which has passed to a Borrower and which has been shipped from a foreign location to one of the Borrowers' warehouses provided that
               (a) Such Inventory is of such types, character, qualities and quantities as the Agent in its discretion from
               time  to  time  determines   to  be Acceptable  Inventory;
               (b) The documents which relate to such shipment name the Agent as consignee of the subject inventory and the Agent has control over the documents which evidence ownership of the subject Inventory (such as by providing a Customs Brokers Agreement to the Agent); and
               (c) Such Inventory has not yet been delivered to one of Borrowers' warehouses and has been in transit from the applicable foreign location for no more than 45 calendar days.

        "ACCEPTABLE INVENTORY":        Such of the Borrowers' Inventory, at such
               locations, and of such types, character, qualities and quantities, as the Agent in its sole discretion from time to time determines to be acceptable Collateral for Borrowing Base purposes, including Acceptable L/C Inventory and Acceptable In-Transit Inventory, as to which the Agent has a perfected security interest that is prior and superior to all claims and Encumbrances (other than Permitted Encumbrances, subject to the Agent's right to establish Reserves therefor). Without limiting the foregoing, "Acceptable Inventory" shall not include: (i) any non-merchandise Inventory (such as labels, bags and purchasing materials) and (ii) damaged goods, return to vendor merchandise, packages, consigned inventory and other similar categories.

        "ACCEPTABLE L/C INVENTORY":     That portion of the Borrower's Inventory
               (without duplication as to Acceptable In-Transit Inventory), the purchase of which is supported by a documentary L/C then having an expiry within sixty (60) days, provided that
                      (a) Such Inventory is of such types, character, qualities and quantities as the Agent in its discretion from time to time determines to be Acceptable Inventory; and
                      (b) The documentary L/C supporting such purchase names the Agent as consignee of the subject Inventory and the Agent has control over the documents which evidence ownership of the subject Inventory (such as by providing a Customs Brokers Agreement to the Agent).

        "ACCOUNTS"  and   "ACCOUNTS   RECEIVABLE"             include,   without
               limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all "contract rights" as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

        "ACH": Automated clearing house.

        "ACCOUNT DEBTOR":   Has the meaning given that term in the UCC.

        "AFFILIATE":  With respect to any two Persons,  a relationship  in which
               (a) one holds, directly or indirectly, not less than Twenty Five Percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or
               (b) one has, directly or indirectly, the right, under ordinary circumstances, to elect a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (c) the same third Person holds, directly or indirectly, not less than Twenty Five percent (25%) of their respective capital stock, beneficial interests, partnership interests or other equity interests; or has directly or indirectly the right to elect the majority of directors of both such parties..

        "AGENT":     Defined in the Preamble.

        "AGENT'S COVER":     The amount  which  the Agent makes available to the
               Borrowers, as provided in Section 13.3(c)(i), below, on behalf of a Lender that was obligated to provide such amount to the Agent in accordance with this Agreement.

        "AGENT'S FEE":Defined in Section 2.11.

        "AGENT'S RIGHTS AND REMEDIES":      Defined in Section 11.6.

        "ASSIGNING LENDER":  Defined in Section 17.1(a).

        "ASSIGNMENT AND ACCEPTANCE":Defined in Section 17.1(b).

        "AVAILABILITY":      Defined in Section 2.1(b)(i).

        "AVAILABILITY  RESERVES":       Such  reserves as the Agent from time to
               time determines in the Agent's discretion as being appropriate to reflect the impediments to the Agent's ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:

                      (i) Rent for (x) up to three (3) months (based on the "base" rent under the applicable lease) for any Borrower location in a Landlord State for which a landlord's waiver or subordination (in form acceptable to the Agent) has not been provided to the Agent; (y) any location for which rent is past due, any grace period has passed and a notice of rent default has been received by the Borrower, provided, that such reserves shall not exceed the amount of rent that is past due for said location; and (z) any location at any time upon the occurrence and continuance of an Event of Default.
                      (ii) In-store customer credits, which shall initially be 50% of that amount reflected on the Borrowers' Consolidated general ledger.
                      (iii) Gift  Certificates,  which shall initially be 50% of that amount reflected as such on the Borrowers' Consolidated general ledger.

                      (iv) Frequent Shopper Programs , which shall initially be zero.
                      (v) Layaways and Customer Deposits, which shall initially be zero.
                      (vi) Taxes and other governmental charges as estimated or calculated by the Agent with reasonable particularity and notice to the Lead Borrower), including ad valorem, personal property, and other taxes which will have priority over the security interests of the Agent in the Collateral, which initially shall be zero.
                      (vii) L/C Landing Costs.
                      (viii)Year  2000  compliance  based   upon  a  good  faith
                            estimate by the Agent of the impairment to the Collateral by reason of the failure of the Borrower to be substantially Year 2000 Compliant, which initially shall be zero.
                      (ix) Payables (based upon payables which are past the Borrowers' normal trade terms).

        "BANKRUPTCY CODE":  Title 11 U.S.C., as amended from time to time.

        "BBRF":        BankBoston Retail Finance Inc. and any successor thereof.

        "BASE":    The Base Rate announced from time to time by BankBoston, N.A.
               (or any successor in interest to BankBoston, N.A.). In the event that said bank (or any such successor) ceases to announce such a rate, "Base" shall refer to that rate or index announced or published from time to time as the Agent, in good faith, designates as the functional equivalent to said Base Rate. Any change in Base shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on the basis of whose rate or index Base is being set. In all events, interest that is determined by reference to Base (or any successor to Base) shall be calculated on a 360 day year and actual days elapsed.

        "BASE MARGIN":Until a Base rate pricing adjustment pursuant to Section 2.10(e) is applicable: zero (0) percent; thereafter as determined pursuant to the applicable section of the Margin Pricing Grid set forth in Section 2.10(e).

        "BASE MARGIN LOAN": Each Revolving Credit Loan while bearing interest at the Base Margin Rate.

        "BASE MARGIN RATE ": The aggregate of Base plus the Base Margin per annum.

        "BLOCKED ACCOUNT":  A DDA that conforms with the requirements of Section
               7.1(b)(i), and initially as specified in Section 7.3(a)(ii).

        "BLOCKED ACCOUNT AGREEMENT":A tri-party agreement in a form acceptable to the Agent, among the Lead Borrower, the Agent and a depository institution at which the Lead Borrower maintains one or more DDAs, providing for the Agent's dominion and control over such DDAs upon notice by the Agent to such depository institution of the occurrence of a Cash Management Condition.

        "BORROWER":   Defined in the Preamble.

        "BORROWING BASE":    Defined in Section 2.1(b)(ii).

        "BUSINESS DAY":         Any day (with any  references  herein to time of
               day requirements meaning such times based on Eastern time) other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the Agent is not open to the general public to conduct business.

        "BUSINESS PLAN":     The  Borrowers'  business  plan  annexed  hereto as
               EXHIBIT 5.11(c) and any revision, amendment, or update of such business plan, provided such revision, amendment or update has been accepted in writing by the Agent.

        "CAPITAL EXPENDITURES":    The expenditure of funds or the incurrence of
               liabilities for leaseholds, leasehold improvements, real property, furniture and equipment, to the extent such expenditures must be capitalized in accordance with GAAP, and net of amounts reimbursed by Landlords.

        "CAPITAL EXPENDITURE CAP":  Defined in Section 5.12(b).

        "CAPITAL LEASE":     Any lease  which  must be capitalized in accordance
               with GAAP.

        "CASH MANAGEMENT CONDITION":Either (or both) of the following:
                      (a) A Suspension Event has occurred and is continuing and the Agent has elected to notify the Lead Borrower that a Cash Management Condition has occurred.
                      (b) Availability shall have been less than $15 Million for a period of three (3) or more consecutive Business Days.

        "CHANGE IN CONTROL": The occurrence of any of the following:
                      (a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person (other than any shareholder currently holding or controlling 20% or more of the issued and outstanding capital stock of the Parent, and any members of such shareholder's immediate family, or any trust or other entity established by such shareholder or shareholder's family member or members for estate or tax planning purposes or any group of Persons of which such shareholder's family members, trust or other entity has a controlling interest) of beneficial ownership (within the meaning of Rule 13d-3 of the SEC) of 50% or more of the issued and outstanding capital stock of the Parent having the right, under ordinary circumstances, to vote for the election of directors of the Parent.
                      (b) More than half of the persons who were directors of the Parent on the first day of any period consisting of Twelve
               (12) consecutive calendar months (the first of such Twelve (12) month periods commencing with the first day of the month in which this Agreement was executed) cease (for any reason other than death, disability or retirement) to be directors of the Parent, and the board of directors as thereafter constituted is not acceptable to Agent.

        "CHATTEL PAPER":     Has the meaning given that term in the UCC.

        "COLLATERAL": Defined in Section 8.1.

        "COLLATERAL REPORTS":Defined in Section 5.5.

        "COMMITMENT" Subject to Section  16.1(d) (which provides for Permissible
               Overloans) with respect to each Lender, such Lender's "DOLLAR COMMITMENT" and "COMMITMENT PERCENTAGE" as set forth on Schedule B to this Agreement or assigned to such Lender in accordance with
               Section 17.1 (which provides for Assignments and Assumption of Commitments), and "Commitment" shall, collectively, mean the aggregate amount of the Dollar Commitments of all Lenders, the maximum amount of which shall not exceed $120,000,000.00.

        "CONCENTRATION  ACCOUNT":       The deposit  account  established by the
               Agent over which the Agent has sole dominion and control and into which, following the occurrence of a Cash Management Condition, all contents of the Blocked Accounts shall be transferred on a daily basis, as provided in Sections 7.3 and 7.4 of this Agreement.

        "CONSENT":    Actual     consent    given   by    the    Lender     from
               whom such consent is sought; or the passage of seven (7) Business Days from the receipt by a Lender of written notice from the Agent of a proposed course of action to be followed by the Agent without the Agent having received from such Lender written notice of that Lender's objection to such course of action, provided that the Agent may rely on such passage of time as consent by a Lender only if the Agent's notice specifically states that consent will be deemed to have been given if no objection is received within such time period.

        "CONSOLIDATED":   When used to modify a financial term, test, statement,
               or report, refers to the application or preparation of such term, test, statement, or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of the corporations which constitute the Parent and its Subsidiaries.

        "COST":The lower of
                      (a)   the  calculated  cost  of  Inventory  purchases,  as
               determined from invoices received by the Borrowers and reflected in the Borrowers' Consolidated purchase journal or stock ledger, based upon the Borrowers' accounting practices in effect on the date on which this Agreement was executed; and
                      (b)   the  cost   equivalent  of  the lowest  ticketed  or
               promoted price at which the subject Inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrowers' accounting system), determined in accordance with the retail method of accounting and reflecting the Borrowers' historic business practices.
        "Cost"  does  not  include  inventory   capitalization  costs  or  other
        non-purchase price charges (such as outbound freight to the store location) used in the Borrowers' calculation of cost of goods sold.

        "COSTS OF  COLLECTION":   Includes,  without limitation,  all reasonable
               fees and reasonable out-of-pocket expenses of the Agent's attorneys, and all reasonable out-of-pocket costs incurred by the Agent including, without limitation, reasonable out-of-pocket costs and expenses associated with travel on behalf of the Agent, which costs and expenses are directly or indirectly related to or in respect of the
               Agent's: administration and management of the Liabilities; negotiation, documentation, interpretation and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or any of the Agent's rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). Following the occurrence of any Event of Default, "Costs of Collection" also includes all reasonable fees and reasonable out-of-pocket expenses of counsel for the Lenders it being understood that Costs of Collection for the Lenders shall be limited to the reasonable fees of a single counsel for all Lenders.

        "CREDIT CARD ADVANCE RATE": Eighty percent (80%).

        "CUSTOMS BROKERS  AGREEMENT":A  tri-party agreement in form satisfactory to the Agent, among the Lead Borrower or any Borrower, a customs broker and the Agent, in which the customs broker acknowledges that the Agent has control over the documents evidencing ownership of the subject Inventory and agrees, upon notice from the Agent, to hold and dispose of the subject Inventory solely as directed by the Agent.

        "DDA": Any checking or other demand deposit account maintained by any of the Borrowers, other than a Local Disbursement Account.

        "DELINQUENT LENDER": Defined in Section 13.3(c).

        "DEPOSIT ACCOUNT":   Has the meaning given that term in the UCC.

        "DOCUMENTS":         Has the meaning given that term in the UCC.

        "DOCUMENTS OF TITLE":Has the meaning  given that  term  in Section 1-201
               (15) of the UCC.

        "DOLLAR COMMITMENT": As set forth in the definition of "Commitment" above.

        "EARLY TERMINATION FEE":    Defined in Section 2.14.

        "EBITDA":         The  Borrowers'   Consolidated   earnings   (excluding
               extraordinary gains and gains from the sale of assets other than in the ordinary course of business) before interest, taxes, depreciation, amortization and other non-cash charges, each as determined in accordance with GAAP.

        "ELIGIBLE ASSIGNEE":       A bank, insurance company, or company engaged
               in the business of making commercial loans having a combined capital and surplus in excess of $300,000,000.00, or any Affiliate of any Lender.

        "EMPLOYEE BENEFIT PLAN":    As defined in ERISA.

        "ENCUMBRANCE":      Any of the following:
                      (a) Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to grant any of the foregoing); the interest of a lessor under a Capital Lease; a conditional sale or other title retention agreement; a sale of accounts receivable or chattel paper; or any other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property, assets, income or profits of another Person or which constitutes an interest in property to secure an obligation, regardless of whether consensual or non-consensual or whether arising by way of agreement, operation of law, legal process or otherwise.

                      (b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.

        "END DATE": The date upon which both (a) all Liabilities have been paid in full and (b) all obligations of all Lenders to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated.

        "ENVIRONMENTAL LAWS":All of the following:
                      (a) Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.
                      (b) The common law relating to damage to Persons or property from Hazardous Materials.

        "EQUIPMENT":             Includes,  without  limitation,  "equipment" as
               defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other tangible goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrowers' business, and any and all accessions or additions thereto, and substitutions therefor.

        "ERISA":The Employee Retirement Income Security Act of 1974, as amended.

        "ERISA AFFILIATE": Any Person that is (i) under common control with the Borrowers within the meaning of Section 4001 of ERISA or (ii) is part of a group including the Borrowers or the Parent and that would be treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended.

        "EURODOLLAR BUSINESS DAY":       Any day that is both a Business Day and
               a day on which the principal market in Eurodollars in which BankBoston, N.A. or its successors participate is open for dealings in United States Dollar deposits.

        "EURODOLLAR LOAN":       Any Revolving Credit Loan bearing interest at a
               Eurodollar Rate.

        "EURODOLLAR MARGIN":  Until a Eurodollar  pricing adjustment pursuant to
               Section 2.10(e) is applicable: 175 basis points; thereafter as determined pursuant to the applicable section of the Margin Pricing Grid.

        "EURODOLLAR OFFER RATE":       With respect to any Eurodollar  Loan, the
               rate of interest (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Agent to be the highest prevailing rate per annum at which deposits in U.S. Dollars are offered to BankBoston, N.A., by first-class banks in the Eurodollar market in which BankBoston, N.A. participates, at or about 10:00 AM (Boston Time) two (2) Eurodollar Business Days before the first day of the Interest Period for such Eurodollar Loan, for a deposit in approximately the amount of such Eurodollar Loan, for a period of time approximately equal to such Interest Period.

        "EURODOLLAR RATE": The rate per annum (calculated on a 360 day year and actual days elapsed) equal to the Eurodollar Offer Rate plus the Eurodollar Margin provided that, in the event that it is determined by the Agent that any Lender may be subject to the Reserve Percentage, the "Eurodollar Rate" shall mean, with respect to any Eurodollar Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such Eurodollar Loans), and with respect to all Eurodollar Loans thereafter made for as long as the Reserve Percentage shall be applicable to a Lender, an interest rate per annum equal to the sum of (a) plus (b), where:
                        (a) is the decimal equivalent of the following fraction:

                              Eurodollar Offer Rate
                           1 minus Reserve Percentage
                        (b) is the applicable Eurodollar Margin.

        "EVENTSOF DEFAULT":  Defined in Article 10. Each reference  herein to an
               "Event of Default" is to an Event of Default that has occurred and is continuing and has not been duly waived by the requisite Lenders or by the Agent, as applicable (as to which due waiver, see Section 16.2 through 16.7). In the event of such due waiver, the so-called Event of Default shall be deemed never to have occurred (other than with respect to any Costs of Collection for which the Borrowers are obligated to reimburse the Agent or the Lenders, unless such reimbursement obligation has also been duly waived).

        "FIXTURES":   Has the meaning given that term in the UCC.

        "GAAP":Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to the accounting period in respect of which reference to GAAP is being made, provided, however, that in the event of a Material Accounting Change, unless otherwise specifically agreed to by the Lenders, (a) the Lead Borrower's compliance with the financial performance covenant imposed pursuant to Section 5.12 hereof (if applicable) shall be determined as if such Material Accounting Change had not taken place and (b) the Lead Borrower shall include, with its monthly, quarterly and annual financial statements a schedule, certified by its chief financial officer, on which the effect of such Material Accounting Change on such statements shall be described.

        "GENERAL INTANGIBLES":         Includes,  without  limitation,  "general
               intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Borrowers; credit memoranda in favor of the Borrowers;

               warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of the Borrowers to enforce the foregoing; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor and related documentation), computer records, databases, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductor chips and printouts; trade secrets, copyrights, copyrightable materials, copyright registrations and applications, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; registrations and applications for registration of the foregoing; and all other intangible property of the Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Borrowers or credit extended or services performed, by the Borrowers, whether intended for an individual customer or the general business of the Borrowers, or used or useful in connection with research and development by the Borrowers.

        "GOODS":      Has the meaning given that term in the UCC.

        "HAZARDOUS MATERIALS":     Any (a) hazardous materials, hazardous waste,
               hazardous or toxic substances or petroleum products that are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

        "INDEBTEDNESS":    All indebtedness and obligations of or assumed by any
               Person on account of or in respect to any of the following:
                      (a) Money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay;
                      (b)   Any  letter  of credit  or  acceptance  transaction,
               including, without limitation, the Stated Amount of all outstanding letters of credit and acceptances issued for the account of such Person, and (without duplication) any amounts for which such Person would be obligated to provide reimbursement or for which such person is liable in connection with a letter of credit or acceptance transaction;
                      (c) The provision of recourse in connection with the sale or discount of accounts receivable or chattel paper of such Person;
                      (d) On account of recourse or repayment obligations with respect to deposits or advances.
                      (e) As lessee under Capital Leases. "Indebtedness" also includes:
                             (x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.
                             (y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which such Person may be liable on account of any obligation of another Person.

                             (z) The Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer, for which indebtedness such Person is liable.

        "INDEMNIFIED PERSON":Defined in Section 19.11.

        "INSTRUMENTS":Has the meaning given that term in the UCC.

        "INTEREST PAYMENT DATE":    With reference to:
                      (a) Each Base Margin Loan: the first Business day of each month, the Termination Date, and the End Date.
                      (b) Each Eurodollar Loan: (i) having an Interest Period of one, two or three months, the last day of the Interest Period relating thereto, the Termination Date and the End Date;
               (ii) having an Interest Period of six months, the last day of the third month of such Interest Period, the last day of such Interest Period, the Termination Date and the End Date.

        "INTEREST  PERIOD":  (a)      With   respect  to each  Eurodollar  Loan:
               Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, such Eurodollar Loan and ending on the day that corresponds
               numerically  to  such  date,   one,  two,  three  or  six  months
               thereafter,  as the Lead  Borrower  may  elect by  notice  to the
               Agent.
                             (b)      The setting of  Interest Periods is in all
               instances subject to the following:
                                    (i)        Any    Interest   Period   for  a
                             Eurodollar  Loan which would otherwise end on a day
                             that is not a  Eurodollar  Business  Day  shall  be
                             extended to the next succeeding Eurodollar Business
                             Day,   unless  that  succeeding Eurodollar Business
                             Day    is   in   the   next   calendar  month,   in
                             which  event such    Interest  Period  shall end on
                             the last Eurodollar Business Day of the month during which the Interest Period ends.
                                    (i)       Subject to  Subsections  (iii) and
                             (iv) below, any Interest Period applicable to a Eurodollar Loan that begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends shall end on the last Eurodollar Business Day of the month during which that Interest Period ends.
                                   (ii)       Any  Interest  Period  that  would
                             otherwise end after the Termination Date shall end on the Termination Date.
                                   (iv)       No Interest Period applicable to a
                             Eurodollar Loan may be less than one (1) month.
                                  (iii)    There  shall be no more  than six (6)
                             Interest Periods applicable to Eurodollar Loans in effect at any one time.

        "INVENTORY": Includes, without limitation, "inventory" as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrowers, or used or consumed or to be used or consumed in the Borrowers' business; Goods in transit; returned, repossessed and rejected Goods; and all Documents (whether or not negotiable) which represent any of the foregoing.

        "INVENTORY ADVANCE RATE":   The following percentages during the periods
               of each calendar year indicated in the chart below:

                              PERIOD                       PERCENTAGE

                      January 1 - August 31                    72%

                    September 1 - December 31                  78%

        "INVENTORY  RESERVES":Such  reserves as may be established  from time to time by the Agent in the Agent's reasonable discretion (using a methodology disclosed to and after consultation with, the Lead Borrower) with respect to the determination of the merchantability, at Retail, of the Acceptable Inventory, or which reflect such other factors as affect the market value of the Acceptable Inventory. Without limiting the generality of the foregoing,  Inventory  Reserves  may include (but are not limited
               to) reserves based on the following:
                             (i) Obsolescence (determined based upon Inventory on hand beyond a given number of days).
                             (ii)   Seasonality.
                             (iii) Shrinkage (including any amount required to bring Inventory in line with Borrowers' historical stock ledger shrinkage reserve, to the extent that the Borrowers' stock ledger shrinkage reserve is lower than its last 12 months historical stock ledger shrinkage reserve).
                             (iv)   Change in Inventory   character.
                             (v)    Change in   Inventory   composition
                             (vi)   Change in Inventory mix.
                             (vii)  Markdown  (both   permanent  and  point   of
                                    sale).
                             (viii) Retail markdowns and markups inconsistent
                                    with prior period practice and  performance;
                                    industry standards; the Business Plan; or advertising calendar and planned advertising events.
                       (ix) Return to Vendors. (x) Damage.

        "INVESTMENT PROPERTY":      Has the meaning given that term in the UCC.

        "ISSUER":     The issuer of any L/C.

        "LANDLORD STATE":      Initially Washington, Virginia, and Pennsylvania,
               and such other states in which a landlord's claim for rent has priority over the Security Interests of the Agent in the Collateral.

        "L/C":    Any letter of credit, the issuance of which is procured by the
               Agent for the account of any Borrower and any acceptance made on account of such letter of credit.

        "L/C LANDING COSTS": To the extent not included in the Stated Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to "land" the Inventory, the purchase of which is supported by such L/C.

        "LEASE":        Any   lease  or  other  agreement,  no matter how styled
               or structured, pursuant to which any Borrower is entitled to the use or occupancy of any space.

        "LEASEHOLD INTEREST": Any interest of the Borrowers as lessee under any Lease.

        "LENDERS":    Defined in the Preamble to this Agreement.

        "LIABILITIES" (in the singular, "LIABILITY"):      Includes,     without
               limitation, all and each of the following arising under the Loan Documents, whether now existing or hereafter arising:
                      (a) Any and all direct and indirect liabilities, debts, and obligations of the Borrowers to the Agent or to any Lender, of every kind, nature, and description.
                      (b) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrowers to the
               Agent or any Lender (including all future advances whether or not made pursuant to a commitment by the Agent or any Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Lender may hold against the Borrowers.
                      (c) All notes and other obligations of the Borrowers now or hereafter assigned to or held by the Agent or any Lender, of every kind, nature, and description.
                      (d) All interest, fees, and charges and other amounts which may be charged by the Agent or any Lender to the Borrowers and/or which may be due from the Borrowers to the Agent or any Lender from time to time.
                      (e) All costs and expenses incurred or paid by the Agent or any Lender in respect of any agreement between the Borrowers and the Agent or any Lender or instrument furnished by the Borrowers to the Agent or any Lender (including, without limitation, Costs of Collection, reasonable attorneys' fees, and all court and litigation costs and expenses).
                      (f) Any and all covenants of the Borrowers to or with the Agent or any Lender and any and all obligations of the Borrowers to act or to refrain from acting in accordance with any agreement between the Borrowers and the Agent or any Lender or instrument furnished by the Borrowers to the Agent or any Lender.
                      (g) Each of the foregoing as if each reference to the "Agent or any Lender " therein were to each Affiliate of the Agent.

        "LINE (UNUSED) FEE":        Defined in Section 2.13.

        "LIQUIDATION":The  exercise,  by the Agent,  of those rights accorded to the Agent under the Loan Documents as a creditor of the Borrowers following and on account of Acceleration looking towards the realization of the Collateral. Derivations of the word "Liquidation" (such as "Liquidate") are used with like meaning in this Agreement.

        "LOAN ACCOUNT":      Defined in Section 2.7.

        "LOAN CEILING":     The aggregate amount of the Dollar Commitment of all
               Lenders, which shall equal One Hundred and Twenty Million Dollars ($120,000,000).

        "LOAN  DOCUMENTS":       This  Agreement,  each  instrument and document
               executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby with the Agent or any Lender or any Affiliate of the Agent or any Lender, including, without limitation, any transaction which arises out of any cash management, depository, investment, letter of credit, interest rate protection provided by the Agent or any Lender or any Affiliate of the Agent or any Lender, or in connection with any transaction of the Borrowers or any Borrower with the Agent or any Affiliate of the Agent, as each may be amended from time to time.

        "LOAN TO COLLATERAL RESERVES":      Reserves set so that the amount made
               available under the Borrowing Base on account of Acceptable Inventory does not exceed in the aggregate the Net Liquidation Value multiplied by 85%.

        "LOCAL DISBURSEMENT ACCOUNT":          A deposit account maintained by a
               Borrower, into which amounts may be transferred from the Operating Account for use solely (i) as a source of petty cash;
               (ii) to make payroll payments; or (iii) to make other disbursements that are identified on EXHIBIT 1 hereto.

        "MAJORITY LENDERS": Lenders (other than Delinquent Lenders) holding 51% or more of the Dollar Commitments (other than Dollar Commitments held by Delinquent Lenders).

        "MARGIN PRICING GRID":   Provides for monthly adjustment to the interest
               rate   to    be  charged  on  Revolving   Credit  Loans  based on
               Availability and is shown in Section 2.10(e).

        "MATERIAL ACCOUNTING  CHANGE":          Any change in GAAP applicable to
               accounting periods subsequent to the Borrowers' fiscal year most recently completed prior to the execution of this Agreement, if such change has a material effect on the Borrowers' financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrowers, when compared with such condition or results as if such change had not taken place, or where preparation of the Borrowers' statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section
               5.12 (if applicable), where such a breach would not have occurred if such change had not taken place or visa versa.

        "MATERIAL ADVERSE CHANGE": Any event, fact, circumstance, change in, or effect on, the business of any Borrower, which individually or in the aggregate or on a cumulative basis with any other events, facts, circumstances, changes in, or effects on, the Borrowers or the Collateral, taken as a whole, which:
                      (a) Would reasonably be expected to materially adversely affect the ability of the Borrowers taken as a whole to
               (i) operate or conduct their business in the aggregate in all material respects in the manner in which such business is currently operated or conducted or in which such business (meaning primarily the retail sale of housewares, and items for the home and related concepts) might be viably conducted by expansion into additional, or by transition into other, venues or mediums, or (ii) to perform their obligations under the Loan Documents.
                      (b) Would reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral.

        "MATERIAL ADVERSE EFFECT":       A result, consequence, or outcome which
               constitutes a Material Adverse Change.

        "MATURITY DATE":     November 30, 2003, or if such day is not a Business
               Day, the next succeeding Business Day.

        "NET   LIQUIDATION   VALUE":        The  product  of  (a)  the  Cost  of
               Acceptable  Inventory (net of Inventory  Reserves)  multiplied by
               (b) the percentage of such Cost estimated to be realizable in a Liquidation thereof, as determined by the then most recent appraisal of the Borrowers' Inventory undertaken at the request of the Agent.

        "NOMINEE":    A   business   entity   (such as  a corporation or limited
               partnership)  formed   by  the  Agent   to own or manage any Post
               Foreclosure Asset.

        "NONCONSENTING LENDER":     Defined in Section 16.9(a).

        "OPERATING ACCOUNT": Defined in Section 7.3(a)(iii).

        "PARTICIPANT":       Defined in Section 19.14, hereof.

        "PERMISSIBLE  OVERLOANS":       Revolving  Credit Loans  hereunder which
               aggregate not more than 5% of the Loan Ceiling in effect on the date of this Agreement, where such loans are either (a) Protective Advances or (b) made when Availability equals zero and are not extant for more than sixty (60) days absent the consent of SuperMajority Lenders pursuant to Section 16.3 hereof; provided however, in no event shall the making of any Permissible Overloan cause the Loan Ceiling to be exceeded.

        "PERMITTED ENCUMBRANCES":   The following:
                      (a)    Encumbrances in favor of the Agent.

                      (b) Those Encumbrances (if any) listed on EXHIBIT 4.7, annexed hereto.
                      (c) Liens securing the payment of taxes, either not yet overdue or the validity of which is being contested as permitted by Section 4.15(d); non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Borrowers' business to the extent such liens secure (i) indebtedness that is not overdue, (ii) indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or are being contested by the Borrowers in good faith by appropriate proceedings diligently pursued, in each instance prior to the commencement of foreclosure or other similar proceedings and provided that adequate reserves therefor have been set aside on the Borrowers' books (provided, however, that the inclusion of any of the foregoing as "Permitted Encumbrances" shall not affect their respective relative priorities vis a vis the security interests created herein), or
               (iii) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property.
                      (d)        Deposits  under  workmen's        compensation,
               unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business.
                      (e) Landlord's liens arising by operation of law where waivers have not been obtained.
                      (f) Purchase money security interests or capitalized equipment leases on any property acquired or held by the
               Borrowers in the ordinary course of business and securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided however that (i) any such Encumbrance attaches to such property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Encumbrance attaches solely to the property so acquired in such transaction and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property.

        "PERMITTED INVESTMENT":       An investment  which  fulfills  any of the
               following numbered criteria:
                             (1) Debt entitled to the full faith and credit of the United States with maturities not to exceed one hundred and eighty-one (181) days.
                             (2) Banker's acceptances accepted, savings accounts made available, repurchase agreements entered into, and certificates of deposit issued by the Agent or any bank whose most senior debt has been assigned an investment grade credit rating by a nationally recognized credit rating service.
                             (3)      Commercial  paper rated A-1/P-1.
                             (4) Money market accounts or funds within the meaning of Rule 2a-7 of the Investment Company Act of 1940, in effect as of the date of this Agreement.
                             (5) Such other investments as may be approved in writing by Agent in its discretion.

        "PERMITTED REPURCHASES OR  DEBT RETIREMENT": Defined in Section 4.20(b).

        "PERSON":    Any natural person, corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

        "POST FORECLOSURE ASSET":   All or any part of the Collateral, ownership
               of which has been acquired by the Agent or a Nominee on account of the Agent "bidding in" on behalf of the Lenders at a foreclosure of Collateral as part of a Liquidation.

        "PRO-RATA":    With  respect  to   any   Lender,  a fraction  (expressed
               as a percentage), the numerator of which shall be the amount of such Lender's Dollar Commitment and the denominator of which shall be the aggregate amount of all of the Lenders'

               Dollar Commitments, as adjusted from time to time in accordance with the provisions of Section 11.13 hereof, provided that, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender's Revolving Credit Loans and its interest in L/C exposure and the denominator shall be the aggregate amount of all unpaid Revolving Credit Loans and L/C exposure.

        "PROCEEDS":   Includes, without limitation, "proceeds" as defined in the
               UCC, and proceeds of all Collateral.

        "PROTECTIVE  ADVANCES":         The aggregate of Revolving  Credit Loans
               and expenditures and incurrence of obligations by the Agent which are made or undertaken in the Agent's reasonable discretion to protect or preserve the Collateral and the Agent's rights upon default or otherwise, or which the Agent determines in its reasonable discretion are appropriate to facilitate a Liquidation.

        "RECEIPTS":    All cash, cash equivalents, checks, and credit card slips
               and receipts arising from the sale of the Collateral.

        "RECEIVABLES COLLATERAL":   Any rights to payment with respect to any of
               the Collateral.

        "REGISTER":   Defined in Section 17.1(f).

        "RELATED ENTITY":      Any Person (other than a natural person) which is
               a parent, Subsidiary, or Affiliate of any Borrower; could have such enterprise's tax returns or financial statements consolidated with any Borrower's; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which any Borrower is a member or controls or is controlled by any Borrower or by any Affiliate of any Borrower.

        "REQUIREMENT OF LAW":As to any Person:
                             (a)(i) All statutes, rules, regulations, orders, or
               other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.
                             (b)       Such  Person's  charter,  certificate  of
               incorporation,   articles  of  organization,       and/or   other
               organizational documents, as applicable; and
                             (c) Such Person's by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

        "RESERVE PERCENTAGE":The decimal equivalent of that rate applicable to a Lender under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of that Lender with respect to "Eurocurrency liabilities" as defined in such regulations. The Reserve Percentage applicable to a particular Eurodollar Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

        "RESERVES":   All Availability  Reserves and Inventory Reserves, if any.

        "RETAIL":         The  current  ticket  price  aggregated  by  SKU  of a
               Borrower's Acceptable Inventory, as reflected in the Borrowers' Consolidated stock ledger, except that to the extent that Acceptable Inventory is not reflected in the stock ledger, "Retail" shall be determined using such non stock ledger inventory systems of the

               Borrowers  as the  Agent  shall  deem   adequate for such purpose
               in its reasonable discretion.

        "REVOLVING CREDIT":  Is defined in Section 2.1.

        "REVOLVING CREDIT LOAN":       A  particular  loan  or   advance made or
               continued pursuant to the Revolving Credit.

        "REVOLVING CREDIT NOTE":    Defined in Section 2.8.

        "SEC":      The United States Securities and Exchange Commission, or any
               successor thereto.

        "STATED AMOUNT":     The maximum amount for which an L/C may be honored,
               less any amounts already drawn thereunder.

        SUBSIDIARY" or  "SUBSIDIARIES":         (a) Any  corporation  or limited
               liability company of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of directors or membership interests is owned or controlled, directly or indirectly, by a Person and/or by one or more of its Subsidiaries, and (b) any partnership in which a Person and/or one or more Subsidiaries of such Person shall have a general partnership interest or any other interest (whether in the form of voting or participation in profits or capital contribution), in each case, of more than fifty percent (50%).

        "SUPERMAJORITY  LENDERS":       Lenders (other than Delinquent  Lenders)
               holding 66-2/3% or more of the total Dollar Commitments (other than Dollar Commitments held by a Delinquent Lender).

        "SUSPENSION EVENT": Any occurrence, circumstance, or state of facts which (a) is an Event of Default; or (b) except in the case of the events described in Sections 10.4 and 10.7, would become an Event of Default if any requisite notice were given by the Agent and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

        "SWINGLINE": The facility described in Section 2.6 pursuant to which the SwingLine Lender may advance SwingLine Loans to the Borrowers aggregating up to the SwingLine Loan Ceiling.

        "SWINGLINE LENDER":  BBRF.

        "SWINGLINE LOAN CEILING":   Ten Million Dollars ($10 Million).

        "SWINGLINE LOANS":   Revolving Credit Loans advanced under the SwingLine
               by the SwingLine Lender and defined in Section 2.6(a).

        "SWINGLINE NOTE":    As defined in Section 2.6(c).

        "TERMINATION DATE": The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10.11 hereof; or (c) the date set as the Termination Date in a notice by the Agent to the Lead Borrower on account of the occurrence of any Event of Default other than as described in Section 10.11 hereof.

        "TRANSFER":  Wire  transfer   pursuant  to  the  wire  transfer   system
               maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Agent making such Transfer and the respective Lender.
                      Transfers  by   the   Agent   to   all    Lenders   or  to
               any Person who becomes a Lender pursuant to Section 17.1, shall be effected pursuant to wire instructions given by the respective Lenders or by such Person to, and agreed to by, the Agent or as otherwise mutually agreed.
                      Wire  transfers to the Agent shall be in  accordance  with the following wire instructions:
                                    BankBoston, N.A.
                                    ABA No. 01100390
                                    Acct Name:  BankBoston Retail Finance Inc.
                                    Acct No.:      53039952
                                    Reference:     Lechters, Inc.

               Wire instructions may be changed in the same manner that Notice Addresses may be changed, except that no change of the wire instructions for Transfers to any Lender shall be effective without the Consent of the Agent.

        "UCC":       The Uniform Commercial Code , as presently in effect in the
               State of New York as used herein in the context of any definitions; otherwise, as in effect from time to time in the State of New York.

        "UNANIMOUS CONSENT":    The consent of all Lenders other than Delinquent
               Lenders.

        "UNDERWRITING FEE":         Is defined in Section 2.12.

        "YEAR  2000  COMPLIANT":         The ability of  computer  applications,
               imbedded microchips, and other systems and subsystems to properly recognize certain dates prior to, on, and after December 31, 1999 and perform their intended function without any adverse effect on account of their treating any date prior to, on, or after December 31, 1999 other than as the specific date in question.

ARTICLE II - THE REVOLVING CREDIT:

        2.1    Establishment of  Revolving Credit.
               (a) The Lenders hereby establish a revolving line of credit (the "REVOLVING CREDIT") in the Borrowers' favor pursuant to which each Lender, subject to, and in accordance with, this Agreement, acting through the Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers as provided herein, in each instance equal to that Lender's Commitment Percentage of Availability, up to the maximum amount of that Lender's Dollar Commitment. The amount available for borrowing under the Revolving Credit shall be determined by the Agent by reference to Availability, as determined by the Agent from time to time.
               (b) As used herein, the following terms have the following meanings:
                      (i) "AVAILABILITY" refers at any time to the result of applying the following formula:
                           (A)    Borrowing Base.
                           Minus
                           (B) The then unpaid principal balance of the Loan Account.
                           Minus
                           (C)    The then Stated Amount of all L/C's.

                      (ii) "BORROWING BASE" refers at any time to the lesser of 2.1(b)(ii)(A) or 2.1(b)(ii)(B), where:
                             (A) is the Loan Ceiling.
                             (B) is  the  result  of   applying  the   following
                             formula:
                                    (I)     The   product  of  the  Credit  Card
                                            Advance  Rate   multiplied   by  the
                                            aggregate  face amount of Acceptable
                                            Credit Card Receivables.
                                    Plus

                                    (II)    The product of the Inventory Advance
                                            Rate   multiplied  by  the  Cost  of
                                            Acceptable    Inventory    (Net   of
                                            Inventory Reserves).
                                    Plus
                                    (III)   The product of  Ninety-Five  percent
                                            (95%)  multiplied by Acceptable Cash
                                            Collateral.
                                    Minus
                                    (IV)       The   then   aggregate   of   the
                                    Availability Reserves.
                                    Minus
                                    (V) The Loan to Collateral Reserves.
               (c) Availability shall be based upon Borrowing Base Certificates furnished as provided in Section 5.4 hereof.
               (d) The proceeds of borrowings under the Revolving Credit shall be used
                      (i) to retire the Lead Borrower's existing revolving credit facility;
                      (ii) for  on-going  working  capital  requirements  of the
                           Borrowers;
                      (iii)for   Permitted  Repurchases   and  Debt  Retirement;
                           and
                      (iv) for general corporate purposes and  in all  cases  to the extent permitted by this Agreement.

        2.2    Advances in Excess of Borrowing Base.
               (a) No Lender has any obligation to make any loan or advance, or otherwise to provide any credit for the benefit of the Borrowers to the extent that the balance of the Loan Account would as a result thereof exceed the Borrowing Base.
               (b)      The Lenders' obligations among themselves are subject to
Section 13.3(a) (which relates to each Lender's making amounts available to the Agent) and to Sections 16.1(d) and 16.3(a) (which relate to Permissible Overloans),
               (c) The Lenders' providing of credit in excess of their obligations under this Agreement on any one occasion does not affect the Liabilities of the Borrowers hereunder nor shall it obligate the Lenders to do so on any other occasion.

        2.3 Risks of Value of Collateral. The Agent's reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Agent or any Lender relative to the actual value of the asset in question. All risks concerning the collectability of the Receivables Collateral and the merchantability of the Borrowers' Inventory are and remain the Borrowers'. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Agent or by any Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

        2.4    Loan Requests.
               (a) Subject to the provisions of this Agreement, a loan or advance under the Revolving Credit duly and timely requested by the Lead Borrower shall be made pursuant hereto, provided that:
                      (i)    The  Borrowing  Base shall  not  be  exceeded;  and
                      (ii) The Revolving Credit has not been suspended as provided in Section 2.4 (h).
               (b) Subject to the provisions of this Agreement, the Lead Borrower may request a Revolving Credit Loan by giving the Agent written or telephone notice (confirmed writing in the form of EXHIBIT 2.4(B) as follows:
                      (i) If such Revolving Credit Loan is to be a Base Margin Loan (which shall include the conversion of a Eurodollar Loan):
        By 11:30 A.M. on the Business Day on which such Revolving Credit Loan is to be made. Base Margin Loans requested by the Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00.
                      (ii) If such Revolving Credit Loan is to be Eurodollar Loan (which shall include the continuation of, or the conversion of a Base Margin Loan to, a Eurodollar Loan): By 1:00 P.M. on the third Eurodollar Business Day prior to the first day of the Interest Period being requested. Eurodollar Loans shall each be not less than $1,000,000 and in increments of $500,000 in excess of such minimum.

                      (iii) Any Eurodollar Loan which matures while an Event of Default is extant may be converted, at the option of the Agent, to a Base Margin Loan notwithstanding any notice from the Borrower that such loan is to be continued as a Eurodollar Loan.
               (c) Any request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the next Business Day or Eurodollar Business Day, as applicable. Each request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan shall be made in such manner as may from time to time be acceptable to the Agent.
               (d) The Lead Borrower may request that the Agent cause the issuance of L/C's for the account of a Borrower as provided in Section 2.17.
               (e) The Agent may rely on any request for a loan or advance or other financial accommodation under the Revolving Credit which the Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Lead Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Agent's being furnished with such documentation concerning that Person's authority to act as may be reasonably satisfactory to the Agent.
               (f) A request by the Lead Borrower for a loan or advance or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:
                      (i) There has been no Material Adverse Change in the Borrowers' Consolidated financial condition from the most recent financial information furnished Agent pursuant to this Agreement.
                      (ii) Each Borrower is in compliance with, and has not breached any of, its covenants contained in this Agreement.
                      (iii) All or a portion of any loan or advance so requested will be set aside or adequate reserves will otherwise be established by the Borrowers to the extent necessary to pay when due all of the Borrowers' obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit.

                      (iv) Each representation which is made herein or in any of the Loan Documents is then true and complete as of and as if made on the date of such request (unless such representation relates to an earlier date, in which event such representation shall be true as of such earlier date).
                      (v)      No Suspension Event is then continuing.
               (g) During the continuance of any Suspension Event, neither the Agent on behalf of the Lenders nor the Swingline Lender shall be obligated to make any loans or advances, to provide any financial accommodation hereunder, to issue any L/C, or to accept any request of the Lead Borrower that any Eurodollar Loan be made or any Base Margin Loan be converted to a Eurodollar Loan.

        2.5    Making of Loans Under Revolving Credit.
               (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Lead Borrower.
               (b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrowers shall be indebted to the Lenders for the amount thereof immediately) upon the Agent's initiation of the transfer of the proceeds of such loan or advance in accordance with the Lead Borrower's instructions or the charging of the amount of such loan to the Loan Account (in all other circumstances).
               (c) There shall not be any recourse to or liability of the Agent or any Lender (except to the extent caused by the gross negligence or willful misconduct of the Agent or any Lender as determined by a court of competent jurisdiction), on account of:
                      (i)  Any  delay  in  the  making  of  any loan or  advance requested under the Revolving Credit.
                      (ii) Any delay in the proceeds of any such loan or advance constituting collected funds.
                      (iii)  Any   delay  in  the  receipt,  and/or  any   loss,
        of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Agent in accordance with wire instructions provided to the Agent by the Lead Borrower.

        2.6    SwingLine Loans
               (a) For ease of administration, Base Margin Loans may be made by the SwingLine Lender (in the aggregate, the "SWINGLINE LOANS") in accordance with the procedures set forth in this Agreement for the making of loans and advances under the Revolving Credit. The unpaid principal balance of the SwingLine Loans shall not at any one time be in excess of the SwingLine Loan Ceiling (which SwingLine Loan Ceiling is subject to amendments from time to time, by reasonable advance written notice by the Agent to the Lead Borrower).
               (b) The aggregate unpaid principal balance of SwingLine Loans shall bear interest as if the same were loans and advances under the Revolving Credit.
               (c) The obligation to repay SwingLine Loans shall be evidenced by a Note (the "SWINGLINE NOTE")in the form of EXHIBIT 2.6(C), annexed hereto, executed by the Lead Borrower on behalf of itself and the other Borrowers and payable to the SwingLine Lender. Neither the original nor a copy of the SwingLine Note shall be required, however, to establish or prove any Liability with respect to the SwingLine Loans. Upon the Lead Borrower being provided with an affidavit (which shall include an indemnity reasonably satisfactory to the Lead Borrower) from the Agent to the effect that the SwingLine Note has been lost, mutilated, or destroyed, the Lead Borrower shall on behalf of itself and the other Borrowers execute a replacement thereof and deliver such replacement to the SwingLine Lender.
               (d) For all purposes of this Loan Agreement, the SwingLine Loans and the Lead Borrower's obligations to the SwingLine Lender constitute and are secured as "Liabilities".
               (e) SwingLine Loans may be subject to periodic settlement with the Lenders as provided in Section 13.2 of this Loan Agreement.

        2.7    The Loan Account.
               (a) An account ("LOAN ACCOUNT") shall be opened on the books of the Agent. A record may be kept in the Loan Account of all loans made under or pursuant to this Agreement and of all payments thereon.

               (b)      The  Agent may also  keep a record  (either  in the Loan
Account or elsewhere, as the Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and any other amounts owed the Agent, the SwingLine Lender and each Lender on account of the Liabilities and of all credits against all such amounts so owed.
               (c)      All credits against the Liabilities shall be conditional
upon receipt of final payment to the Agent for the Account of each Lender of the amounts so credited. The amount of any item credited against the Liabilities which is charged back against Agent or any Lender for any reason or is not finally paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.
               (d)      Except as otherwise  provided herein,  all fees, service
charges, costs, and expenses for which the Borrowers are obligated hereunder are payable on demand. In the determination of Availability, the Agent may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit, whether or not such amounts are then due and payable.
               (e)      The Agent, without the request of the Lead Borrower, may
advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Agent or any Lender is entitled from the Borrowers pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in the Borrowing Base being exceeded. Such action on the part of the Agent shall not constitute a waiver of the Agent's rights or the Borrowers' obligations under Section 2.9(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.7(e) shall bear interest , subject to Section 2.10(d), at the Base Margin Rate.
               (f)      Any statement rendered by the Agent or any Lender to the
Borrowers concerning the Liabilities shall, in the absence of manifest error, be considered correct and accepted by the Borrowers and shall be conclusively binding upon the Borrowers unless the Lead Borrower provides the Agent with written objection thereto within thirty (30) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. In the absence of manifest error, the Loan Account and the Agent's books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence of the items described therein.

        2.8 The Revolving Credit Notes. The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by Notes (each, a "REVOLVING CREDIT NOTE") in the form of EXHIBIT 2.8, annexed hereto, executed by the Lead Borrower on behalf of itself and the other Borrowers, one payable to each Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that any Revolving Credit Note is ever lost, mutilated, or destroyed, the Lead Borrower shall execute a replacement thereof on behalf of itself and the other Borrowers and deliver such replacement to the Agent.

        2.9    Payment of The Loan Account.
               (a) The Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date. Such payments shall be applied first to Base Margin Loans and only then to Eurodollar Loans.
               (b) The Borrowers, upon notice or demand from the Agent or any Lender, shall pay the Agent that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account does not exceed the Borrowing Base. Such payments shall be applied first to Base Margin Loans and only then to Eurodollar Loans.
               (c) Unless otherwise instructed by the Lead Borrower, the Agent shall endeavor to cause those application of payments (if any), pursuant to Sections 2.9(a) and 2.9(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrowers, but shall not have any affirmative obligation to do so nor any liability on account of its failure to do so. The Lead Borrower may request the Agent to defer the application of a payment to a Eurodollar Loan until the end of the applicable Eurodollar Interest Period and to hold the funds allocated for such payment as interim cash collateral. In no event shall action or inaction by the Agent excuse the Borrowers from any indemnification obligation under Section 2.9(e) unless such action or inaction resulted from the Agent's gross negligence or willful misconduct.

               (d) The Borrowers shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.
               (e) Upon the written request of the Agent, the Borrowers shall indemnify each Lender and hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) which such Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:
                      (i) Default by the Borrowers in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans.
                      (ii) Default by the Borrowers in making a borrowing or conversion after the Lead Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.
                      (iii) The making of any payment on a Eurodollar Loan or the conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans as "breakage fees".

        2.10   Interest Rates.
               (a) Each Revolving Credit Loan or advance hereunder shall bear interest at the Base Margin Rate (determined based on a 360 day year and actual days elapsed) unless it is made as, or is converted to, a Eurodollar Loan pursuant to Section 2.4 hereof..
               (b)        Each  Revolving   Credit  Loan  which  consists  of  a
Eurodollar   Loan  shall  bear  interest  at  the  applicable   Eurodollar  Rate
(determined based on a 360 day year and actual days elapsed), as adjusted pursuant to Section 2.10(e), below.

               (c) The Lead Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than Six (6) Eurodollar Rates applicable to the Revolving Credit Loans at any one time.
               (d) The Borrowers shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears on the applicable Interest Payment Date therefor. Following the occurrence of any Event of Default (and whether or not the Agent exercises the Agent's rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Agent or at the direction of the SuperMajority Lenders, at a rate which is the aggregate, in the case of Base Margin Loans, of the then applicable Base Margin Rate plus two percent (2%) per annum, and in the case of Eurodollar Loans, the then applicable Eurodollar Rate plus two percent (2%) per annum.
               (e) Commencing with the first day of the fiscal month after the Agent's receipt of the Borrowers' annual financial statement for the Borrowers' Fiscal Year 1999, the Eurodollar Margin and the Base Margin shall be reset monthly, on the first day of each month, based upon the Margin Pricing Grid set forth below. If during any thirty (30) day period ending with the last day of a given month, Availability on any five (5) consecutive Business Days falls, in the case of Tier III Loans, below $35 Million, or in the case of Tier II Loans, below $15 Million, the Eurodollar Margin and the Base Margin shall be adjusted downward commencing the first day of the following month. The Eurodollar Margin and the Base Margin shall be reset upward on the first day of a given month only if during the immediately preceding thirty (30) day period, in the case of Loans priced at Tier II, Availability is $35 Million or more, and in the case of Loans priced at Tier I, Availability is $15 Million or more.

                               MARGIN PRICING GRID

  TIER      MINIMUM AVAILABILITY, FOR PRECEDING MONTH    EURODOLLAR MARGIN       BASE MARGIN
                                                           (BASIS POINTS)       (PERCENTAGE)

    I      $15 Million or less                                  225                 0.50

   II      More than $15 Million, but less than $35             200                 0.25
           Million

   III     $35 Million or more                                  175                   0

        2.11 Agent's Fee. In addition to any other fee or expense paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Agent an AGENT'S FEE as provided in a separate fee letter of even date herewith from the Agent to the Borrowers.

        2.12 Underwriting Fee. In addition to any other fee or expense paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Agent an UNDERWRITING FEE as provided in a separate fee letter of even date from the Agent to the Borrowers.

        2.13 Line (Unused) Fee. In addition to any other fee by the Borrower on account of the Revolving Credit, the Borrower shall pay the Agent for the Pro-Rata benefit of the Lenders a LINE (UNUSED) FEE in arrears, on the first Business Day of each calendar quarter (and on the Termination Date). The Line (Unused) Fee shall be equal to three tenths of one percent (0.30%) per annum of the average difference, during the quarter just ended (or such shorter period as may pertain to the first such payment and to the payment being made on the Termination Date as to which no Line (Unused) Fee shall previously have been paid, between:
               (a)    the Loan Ceiling
                      and
               (b)    the aggregate of
                      (i)      the unpaid principal balance of the Loan Account.
                      Plus
                      (ii)     the  Stated Amount of all then outstanding L/C's.

        2.14 Early Termination Fee. In the event that the Termination Date occurs, for any reason, prior to November 30, 2000, the Borrower shall pay the Agent, for the Pro-Rata benefit of the Lenders, as an EARLY TERMINATION FEE an amount equal to one half of one percent (0.5%) of the Loan Ceiling in effect as of the date of this Agreement.

        2.15 Concerning Fees. The Borrowers shall not be entitled to any credit, rebate or repayment of the Agent's Fee, Underwriting Fee, Line (Unused) Fee, Early Termination Fee, or other fee previously earned by the Agent or any Lender pursuant to this Agreement, notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Lender's respective obligation to make loans and advances hereunder.

        2.16   Agent's and Lenders' Discretion.
               (a) Each reference in the Loan Documents to the exercise of discretion or the like by the Agent or any Lender shall be to that Person's reasonable exercise of its judgment, in good faith (which shall be rebuttably presumed), based upon that Person's consideration of any such factor as that Person, taking into account information of which that Person then has actual knowledge, believes:
                      (i) Would reasonably be expected to affect the value of the Collateral, the enforceability of the Agent's security and collateral interests therein, or the amount which the Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Agent's realizing upon the Collateral and likely Costs of Collection);
                      (ii) Indicates that any report or financial information delivered to the Agent or any Lender by or on behalf of the Borrowers is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement;
                      (iii) Reasonably suggests that the Borrowers will become the subject of a bankruptcy or insolvency proceeding; or
                      (iv)   Constitutes a Suspension Event.
               (b) In the exercise of such judgment, the Agent also may take into account any of the following factors:
                      (i) Those included in, or tested by, the definitions of "Acceptable Inventory," "Acceptable L/C Inventory," "Acceptable In-Transit Inventory," "Retail," and "Cost";

                      (ii) Changes to the current financial and business climate of the industry in which the Borrowers compete (having regard for the Borrowers' position in that industry);
                      (iii) Changes to general macroeconomic conditions which have a material effect on the Borrowers' cost structure;
                      (iv) Changes reflecting seasonality with respect to the Borrowers' Inventory and patterns of retail sales; and
                      (v) Changes in such other factors as the Agent determines to have a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.
               (c) The burden of establishing the failure of the Agent or any Lender to have acted in a reasonable manner in such Person's exercise of discretion shall be the Borrowers'.

        2.17   Procedures For Issuance of L/C's.
               (a) The Lead Borrower on behalf of itself and the other Borrowers may request that the Agent cause the issuance of L/C's for the account of the Borrowers. Each such request shall be made in such a manner as may from time to time be acceptable to the Agent.
               (b) The Agent will endeavor to cause the issuance of any L/C so requested by the Lead Borrower, provided that , at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2.4(g) and:
                      (i) The aggregate Stated Amount of all L/C's then outstanding (giving effect to the L/C whose issuance is requested), does not exceed Thirty Million Dollars ($30,000,000.00);
                      (ii) The expiry of the requested L/C is not later than the earlier of thirty (30) days prior to the Maturity Date or the following:
                            (A) For standby L/C's: One (1) year from initial issuance.
                            (B)       For documentary  L/C's: One hundred eighty
                            (180) days from issuance; and
                      (iii) The Borrowing Base would not be exceeded upon the issuance of the requested L/C.

               (c)      The Lead Borrower  shall execute such  documentation  to
apply for and support the issuance of an L/C as may be required by the Issuer.
               (d)      There shall not be any  recourse to, nor  liability  of,
the Agent or any Lender on account of
                      (i)   Any  delay  or  refusal  by  an  Issuer  to issue an
        L/C;  or
                      (ii) Any action or inaction of an Issuer on account of or in respect to, any L/C unless the Issuer is the Agent or Lender and such action or inaction is determined by a court of competent jurisdiction to constitute gross negligence or willful misconduct.
               (e)      The Borrowers  shall reimburse the Issuer for the amount
of any drawing honored under an L/C on the same day on which such drawing is honored. The Agent, without the request of the Lead Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any draws honored under any L/C and any other amount for which the Lead Borrower, the Issuer, or any Lender becomes obligated on account of, or in respect to, any L/C, other than any such amounts incurred as a result of the gross negligence or willful misconduct of the Issuer or such Lender, as the case may be. Such advance shall be made whether or not a Suspension Event is then continuing or such advance would result in Borrowing Base's being exceeded. Such action shall not constitute a waiver of the Agent's rights under Section 2.9(b) hereof.

        2.18   Fees For L/C's.
               (a) The Lead Borrower on behalf of itself and the other Borrowers shall pay to the Agent for the account of the Lenders, on account of each L/C procured by the Agent, a fee, as follows:
                      (i) For each standby L/C: The then applicable Eurodollar Margin less twenty-five (25) basis points, per annum, of the Stated Amount of such standby L/C, payable quarterly in arrears, on the first day of each of the Lead Borrower's fiscal quarters.
                      (ii) For each documentary L/C's: One and one-quarter percent (1.25%) per annum of the weighted average of the Stated Amount of such documentary L/C outstanding at any time during the period since the then most recent payment of such fee, payable  quarterly in arrears,
        on the first day of each of the Lead Borrower's fiscal quarters, and on the End Date.
                      (iii) Notwithstanding Subsections (i) and (ii), above, following the occurrence of any Event of Default (and whether or not the Agent exercises the Agent's rights on account thereof), the above fees, at the option of the Agent or the direction of the SuperMajority Lenders, shall be two percent (2%) per annum above the applicable rates above.
               (b) In addition to the fees to be paid as provided in Subsection 2.18(a), above, the Lead Borrower shall pay to the Agent (or to the Issuer, if so requested by Agent), on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C.

        2.19   Concerning L/C's.
               (a) None of the Issuer, the Issuer's correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:
                      (i) The performance by any beneficiary under any L/C of that beneficiary's obligations to any Borrower.
                      (ii) The form, sufficiency, correctness, genuineness, authority of any person signing, the falsification, or the legal effect of, any documents called for under any L/C if such documents appear to be in order.
               (b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.
               (c) Unless the Lead Borrower on behalf of itself and the other Borrowers otherwise instructs any Issuer, in the particular instance, the Lead Borrower hereby authorizes such Issuer to:
                      (i)   Select  an   advising   bank;
                      (ii)  Select a paying bank; and

                      (iii) Select a negotiating bank.
               (d)          All directions, correspondence, and funds  transfers
relating to any L/C are at the risk of the Borrowers. The Issuer shall have discharged the Issuer's obligations under any L/C or drawing thereunder which includes payment instructions if the Issuer initiates the method of payment called for thereby (or initiates any other commercially reasonable and comparable method). None of the Agent, any Lender, or the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, to the extent not caused by them.
               (e)          The Agent's, each Lender's, and the Issuer's rights,
powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
               (f)          Except  to the extent otherwise  expressly  provided
hereunder or agreed to in writing by the Issuer and the Borrowers, the L/C will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and any subsequent revisions thereof.
               (g)          If  any  change  in  any  law,  executive  order  or
regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:
                      (i)   impose,  modify  or deem   applicable  any  reserve,
        special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Agent, any Lender or any Issuer has an obligation to lend or to fund drawings under any L/C; or
                      (ii)  impose  on  any  Issuer  any  other   condition   or
        requirements relating to any such letters of credit;
and the result of any event referred to in Section 2.19(g)(i) or 2.19(g)(ii), above, shall be to increase the cost to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer's reasonable allocation among that Issuer's letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Agent and delivery by the Agent to the Lead Borrower of a certificate of an officer of such Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their allocation, the Lead Borrower shall immediately pay to the Agent, from time to time as specified by the Agent, such amounts as shall be sufficient to compensate such Issuer for such increased cost. Any Issuer's determination of costs incurred under Section 2.19(g)(i) or 2.19(g)(ii), above, and the allocation, if any, of such costs among the Lead Borrower and other letter of credit customers of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer's certificate, shall, in the absence of manifest error, be conclusive and binding on the Borrowers.
               (h)    The  obligations  of the Lead Borrower on behalf of itself and the other Borrowers under this Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances whatsoever including, without limitation, the following:
                   (i)  Any lack of validity  or enforceability  or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto;
                  (ii) Any amendment or  waiver  of, or consent to the departure from, any L/C;
                 (iii) The existence of any claim, set-off, defense, or other right which the Lead Borrower may have at any time against the beneficiary of any L/C; and
                  (iv) Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

        2.20   Changed Circumstances.
               (a)    The Agent may give the Lead Borrower notice that:
                      (i) The Agent shall have determined in good faith (which determination shall be final and conclusive) on any day on which the Eurodollar rate would otherwise be set, that by reason of changes arising after the date of this Agreement affecting the principal market in Eurodollars in which BankBoston, N.A. participates, adequate and fair means do not exist for ascertaining such rate; or
                      (ii) The Agent shall have determined in good faith (which determination shall be final and conclusive) that:
                            (A) The continuation of, or conversion of any Revolving Credit Loan to, a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or compliance by the Agent or any Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or
                            (B) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Agent or any Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.
               (b) In the event that the Agent gives the Lead Borrower notice of an occurrence described in Section 2.20(a), then, until the Agent notifies the Lead Borrower that the circumstances giving rise to such notice no longer apply:
                      (i) The obligation of the Agent and of each Lender to make Eurodollar Loans of the type affected by such changed circumstances or to permit the Lead Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.
                      (ii) Any notice which the Lead Borrower shall have given the Agent with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Agent's having given notice pursuant to Section 2.20(a), shall be deemed at the option of the Agent not to have been given.
                      (iii) Subject to the provisions of Section 2.9(e), the Lead Borrower may (and, with respect to any event described in Section 2.20(a)(ii), shall)

                            (A) cancel the relevant borrowing or conversion notice on the same date the Lead Borrower was notified of such event; and
                            (B) prepay or cause to be prepaid any then affected Eurodollar Loans.

        2.21   Increased Costs/Taxes.
               (a)    If,  as a result  of any changes,  arising  after the date of this Agreement, in any requirement of law, or of the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:
                      (i)   subjects  any  Lender  to  any  taxes or changes the
        basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by the Borrowers to the Agent or any Lender under this Agreement except for taxes on the Agent or any Lender's overall net income or capital imposed by the jurisdiction in which the Agent or that Lender's principal or lending offices are located, or subjects any Lender to any stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document;
                      (ii)  imposes, modifies or deems  applicable  any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Lender;
                      (iii) imposes  on  any  Lender  any other  condition  with respect to any Loan Document; or
                      (iv)  imposes on any Lender a  requirement  to maintain or allocate capital in relation to the Liabilities;
and the result of any of the foregoing, in such Lender's reasonable opinion, is to increase the cost to that Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by such Lender in respect of any loan, advance or financial accommodation by an amount which such Lender deems to be material, then upon the Agent's giving written notice thereof, from time to time, to the Lead Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Lead Borrower on behalf of itself and the other Borrowers shall forthwith pay to the Agent, for the benefit of such Lender, upon receipt of such notice, that amount which shall compensate the subject Lender for such additional cost or reduction in income. Each Lender agrees, with respect to the provisions of this Section 2.21, to treat the Borrowers in a manner substantially similar to its other similarly situated customers
               (b)          Each   Lender   organized  under   the  laws  of   a
jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Lead Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Lead Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other for or certificate required by any governmental authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue
Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.
               (c)          For  any  period  with respect to which a Lender has
failed to provide the Borrowers and the Agent with the appropriate form pursuant to Section 2.21(b) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form
originally  was  required   to   be   provided),  such   Lender  shall  not   be
entitled to indemnification under Section 2.21 (a) with respect to taxes imposed by or within the United States; provided, however, that should a Lender that is otherwise exempt from or subject to a reduced rate of withholding tax become subject to taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.
               (d)          If  the  Borrowers  are  required  to pay additional
amounts   to   or  for  the   account  of  any   Lender  or  Agent  pursuant  to
Section 2.21(a), then such Lender or the Agent will agree to use reasonable efforts to change the jurisdiction of its applicable lending office (meaning the office by which Revolving Credit Loans from such Lender are made and maintained) so as to eliminate or reduce any such additional payment which may thereafter accrue.

        2.22   Lenders' Commitments.
               (a) The obligations of each Lender are several and not joint. No Lender shall have any obligation to the Borrowers to make any loan or advance under the Revolving Credit in excess of the lesser of:
                      (i) that Lender's Commitment Percentage of the subject loan or advance or of Availability; and
                      (ii)  that Lender's  unused Dollar  Commitment
               (b) No Lender shall have any liability to any Borrower on account of the failure of any other Lender to provide any loan or advance under the Revolving Credit nor any obligation to make up any shortfall which may be created by such failure.
               (c) The Dollar Commitments, Commitment Percentages, and identities of the Lenders (but not the overall Commitment) may be changed, from time to time by the reallocation or assignment of Dollar Commitments and Commitment Percentages amongst the Lenders or with other Persons who determine to become "Lenders", provided, however,
                      (i) Unless an Event of Default has occurred (in which event, no consent of the Lead Borrower is required) any assignment to a Person not then a Lender shall be in an amount not less than $10,000,000 and shall be subject to the prior consent of the Lead Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Lead Borrower provides the Agent with written objection not more than five (5) Business Days after the Agent shall have given the Lead Borrower written notice of such proposed assignment).

                      (ii) Any such assignment or reallocation shall be on a pro-rata basis such that the ratio (expressed as a percentage) of the Dollar Commitment reallocated or assigned to any Person to the overall Dollar Commitments equals the Commitment Percentage assigned or reallocated to such Person.
               (d)          Upon  written  notice  given the Lead  Borrower from
time to  time by the  Agent,  of any  assignment  or  allocation  referenced  in
Section 2.22(c):
                      (i) The Lead Borrower, on behalf of itself and the other Borrowers, shall execute one or more replacement Revolving Credit Notes to reflect such changed Dollar Commitments, Commitment Percentages, and Lenders and shall deliver such replacement Revolving Credit Notes to the Agent (which promptly thereafter shall cancel and deliver to the Lead Borrower the Revolving Credit Notes so replaced), provided however, that in the event a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrowers, the Agent, in lieu of causing the Lead Borrower, on behalf of itself and the other Borrowers, to execute one or more new Revolving Credit Notes, may issue a certificate confirming the resulting Dollar Commitments and Commitment Percentages.
                      (ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which the Lenders are signatories and any person removed as a Lender shall thereafter be relieved of any obligations or responsibilities of a Lender hereunder and thereunder.

        2.23   Concerning Joint and Several Liability of the Borrowers.

               (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Liabilities.

               (b)          Each    Borrower,  jointly   and  severally,  hereby
irrevocably and unconditionally accepts, not merely as a surety but as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all Liabilities, it being the intention of the parties that all the Liabilities shall be the joint and several Liabilities of each of the Borrowers without preferences or distinction.
               (c)          If and to the extent that any of the  Borrowers fail
to make any payment with respect to any of the Liabilities as and when due or to perform any of the Liabilities in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Liability.
               (d)          The  Liabilities  of  each   Borrower  under    this
Agreement constitute full recourse Liabilities of such Borrowers enforceable against such Borrowers to the full extent of its properties and assets, irrespective of the validity, regularity, or enforceability of this Agreement or any other circumstance whatsoever.
               (e)          Except  as  otherwise  expressly  provided  in  this
Agreement, each Borrower other than the Lead Borrower hereby (without prejudice to its status as Borrower and for the purposes of providing for the eventuality that, contrary to the terms of this Agreement, it is held by a court or arbitrator to be a guarantor) waives notice of acceptance of its joint and several liability, notice of any Revolving Credit Loans made under this Agreement, notice of any action at any time taken or omitted by the Agent or the Lenders under or in respect of any of the Liabilities, and generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement.
               (f)          Each  Borrower other than the Lead  Borrower  hereby
(without prejudice to its status as Borrower and for the purposes of providing for the eventuality that, contrary to the terms of this Agreement, it is held by a court or arbitrator to be a guarantor)
assents   to,   and   waives  notice    of,    any   extension  or  postponement
of   the   time   for   the   payment   of   any    of  the   Liabilities,   the
acceptance of any payment of any of the Liabilities, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or the Lenders at any time or times in respect of any default by any other Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Agent or the Lenders in respect of any of the Liabilities, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Liabilities or the addition, substitution or release, in whole or in part, of any other Borrower. Without limiting the generality of the foregoing, each Borrower other than the Lead Borrower (without prejudice to its status as Borrower and for the purposes of providing for the eventuality that, contrary to the terms of this Agreement, it is held by a court or arbitrator to be a guarantor) assents to any other action or delay in acting or failure to act on the part of the Agent or the Lenders with respect to the failure by the other Borrowers to comply with any of its respective Liabilities, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Liabilities.
               (g)          It is the  intention of each Borrower  that, so long
as any of the Liabilities hereunder remain unsatisfied, the Liabilities of the Borrowers shall not be discharged except by performance and then only to the extent of such performance. The Liabilities of any Borrower under this Agreement shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any other Borrower. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers, the Agent or any Lender.
               (h)          The  provisions  of  this Section  are  made for the
benefit of the Agent and the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent or the Lenders first to marshal any of their claims or to exercise any of their rights against any other Borrower or to exhaust any remedies available to them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Liabilities hereunder or to elect any other remedy. The provisions of this Section shall remain in effect until all of the Liabilities shall have been paid in full or otherwise fully satisfied. Without prejudice to the status of any Borrower as Borrower, and for the purposes of providing for the eventuality that, contrary to the terms of this Agreement, it is held by a court or arbitrator that any Borrower other than the Lead Borrower is a guarantor, each Borrower, other the Lead Borrower, hereby agrees that, if at any time, any payment, or any part thereof, made in respect of any of the Liabilities, is rescinded or must otherwise be restored or returned by the Agent or any
Lenders upon the insolvency, bankruptcy or reorganization, of any of the Borrowers, or otherwise, the provisions of this Section will forthwith be reinstated in effect, as though such payment had not been made.

        2.24 Lechters, Inc. as Lead Borrower. The Borrowers for their convenience have appointed the Lead Borrower as their agent for the purposes of entering into the loan arrangements contemplated hereby, requesting advances, making representations, warranties and certifications, and distributing proceeds of loans and generally taking such other action as is reasonably necessary to administer the Revolving Credit on behalf of the Borrowers. Each Borrower authorizes the Lead Borrower to execute and deliver, on each Borrower's behalf and stead, the Revolving Credit Notes to each Lender, the SwingLine Note to the SwingLine Lender, this Agreement and the other Loan Documents to evidence the Liabilities of the Borrowers to the Lenders and to the Agent, as well as to execute such additional documents as the Agent may require to further evidence the Revolving Credit or the granting of security interests in the Collateral as contemplated by this Agreement, and for such purposes, each Borrower appoints the Lead Borrower as its attorney-in-fact to do all things consistent with the foregoing. Any document executed by the Lead Borrower in connection herewith or in furtherance of the Borrowers' undertakings hereunder, shall be binding upon each Borrower as if such Borrower had executed such document, and neither the Agent nor the Lenders shall have any responsibility to inquire as to the Lead Borrower's authority to act on behalf of the other Borrowers. The authority of the Lead Borrower to act on behalf of and to bind each Borrower, shall continue unless and until the Agent's actual receipt of written notice of the termination of such authority, which notice is signed by the respective President or other appropriate corporate officer of any of the Borrowers revoking such authority, and which notice shall be effective only as to loans, advances or other accommodations made more than thirty (30) days following the Agent's receipt of such notice. In recognition of the role of the Lead Borrower, the Agent and the Lenders agree to communicate with, and send notices to, only the Lead Borrower in connection with or relating to the Loan Documents.

ARTICLE III - CONDITIONS PRECEDENT:
        As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, the procurement of any L/C hereunder, and the making of the first loan under the Revolving Credit, each of the documents respectively described in Sections 3.1 through and including 3.4 (each in form and substance satisfactory to the Agent and the Lenders) shall have been delivered to the Agent, and the conditions respectively described in Sections 3.5 through and including 3.10, shall have been satisfied:

        3.1.   Corporate Due Diligence.
               (a)          A  Certificate  of  corporate  good  standing   with
respect to each Borrower issued by the Secretary of State of the State in which that Borrower was organized.
               (b) Certificates of qualification to do business as a foreign corporation for any Borrowers issued by the Secretary of State of each State in which such Borrower's conduct of business or ownership of assets requires such qualification.
               (c) A certificate of each Borrower's respective Secretary as to the due adoption and continued effectiveness of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, such certificate to set forth the text of each such resolution in an attachment thereto.

        3.2. Opinion. An opinion of counsel to the Borrowers in form and substance satisfactory to the Agent.

        3.3. Additional Documents. Such additional instruments and documents as the Agent or its counsel reasonably may require or request, including the following:
               (a)          Those documents required to be  provided pursuant to
Section 7.1 (which relates to deposit accounts) and 7.2 (which relates to credit card accounts).
               (b) Pledges by each of the Borrowers of the capital stock of any other Borrower which the pledgor Borrower holds, including a pledge by the Parent of the stock it holds in all of its Subsidiaries, in the form of Exhibit 3.3(1).
               (c) Revolving Credit Notes, payable to each Lender in the amount of such Lender's Dollar Commitment, and the SwingLine Note, payable to the SwingLine Lender , in the amount of the SwingLine Loan Ceiling.

        3.4. Officers' Certificates. Certificates executed by the President, Chief Executive Officer or the Chief Financial Officer of the Lead Borrower and stating that the representations and warranties made by the Borrowers to the Agent and the Lenders in the Loan Documents are true and complete as of the date of such certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both), would be an Event of Default.

        3.5. Representations and Warranties. Each of the representations made by or on behalf of the Borrowers in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of the Borrowers shall be true and complete as of the date as of which such representation or warranty was made.

        3.6. Minimum Excess Availability. After giving effect to the first loan under the Revolving Credit, any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby, and L/C's to be issued at, or immediately subsequent to, such establishment, Availability shall be not less than $100 Million, which amount shall include for the purposes of this Section 3.6, cash and marketable securities.

        3.7. All Fees and Expenses Paid. All fees due at or immediately after the first loan under the Revolving Credit and all costs and expenses incurred by the Agent in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Agent) shall have been paid.

        3.8.  No Event of Default. No Event of Default shall then be continuing.

        3.9. No Adverse Change. No event shall have occurred or failed to occur, which occurrence or failure has had or would have a Materially Adverse Effect upon the Borrower's financial condition when compared with such financial condition at October 2, 1999.

No document shall be deemed delivered to the Agent or any Lender until received and accepted by the Agent at its head office in Boston, Massachusetts, except for such documents as are executed and delivered to the Agent at the closing of the transaction contemplated hereby. Under no circumstances will this Agreement take effect until executed and accepted by the Agent at such head office.

        3.10. Delivery of Notices. The (Borrowers) shall have complied with the provisions of Sections 7.1(b) and 7.2(b), below.

ARTICLE IV - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:
        To induce each Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) the Borrowers, in addition to all other representations, warranties, and covenants made by the Borrowers in any other Loan Document, represent, warrant, and covenant as follows:

        4.1. Payment and Performance of Liabilities. The Borrowers shall, and hereby authorize the Lead Borrower on their behalf to pay each Liability when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

        4.2.   Due Organization - Corporate Authorization - No Conflicts.
               (a) Each Borrower presently is and shall (except as otherwise permitted by this Agreement in connection with (i) permitted store closings, (ii) restructurings of the manner in which the Borrowers carry on their business, and (iii) mergers between or among Related Entities)
hereafter remain in good standing as a corporation organized under the laws of the State of its incorporation indicated in EXHIBIT 4.2 to this Agreement and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of that Borrower's assets or operation of that Borrower's business, such qualification is necessary.
               (b) Each Related Entity is listed on EXHIBIT 4.2, annexed hereto. Each Related Entity is and shall (except as
otherwise    permitted    by    Agreement    (i)    in    connection        with
permitted store closings, (ii) restructurings of the manner in which they carry on their business, and (iii) mergers between or among Related Entities) hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified as a foreign corporation in every other State in which, by reason of that entity's assets or the operation of such entity's business, such qualification is necessary. The Lead Borrower shall provide the Agent with prior written notice of any entity's becoming or ceasing to be a Related Entity.
               (c) No Borrower shall change State of incorporation without prior notification to Agent.
               (d) Each Borrower has all requisite corporate power to execute and deliver all Loan Documents to which it is a party and has and will hereafter, subject to Section 4.2(a), retain all requisite corporate power to perform all Liabilities.
               (e) The execution and delivery of each Loan Document by each Borrower, or by the Lead Borrower on behalf of each Borrower that is a party thereto, such Borrower's consummation of the transactions contemplated by such Loan Document (including, without limitation, the creation of security interests by such Borrower as contemplated hereby), such Borrower's performance under such Loan Document, the borrowings hereunder, and the use of the proceeds thereof:
                      (i)   Have   been   duly   authorized  by   all  necessary
        corporate action on the part of such Borrower;
                      (ii)  Do not, and will  not,  contravene  in any  material respect any Requirement of Law or obligation of such Borrower; and
                      (iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of such Borrower pursuant to any Requirement of Law or obligation of such Borrower, except pursuant to the Loan Documents.
               (f) The Loan Documents have been duly executed and delivered by the Lead Borrower on behalf of itself and the other Borrowers and are the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, or other laws relating to or affecting generally the enforcement of creditors' rights or by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity).

        4.3.   Trade Names.
               (a)    EXHIBIT 4.3, annexed hereto, is a listing of:
                      (i) All names under which each Borrower has ever conducted its business and
                      (ii) All entities and/or persons with whom each Borrower ever consolidated or merged, or from whom each Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such entity's or person's assets.
               (b) No Borrower will change its name or conduct its business under any name not listed on EXHIBIT 4.3 or conduct its business in a state in which that Borrower does not presently conduct its business except:
                      (i) upon not less than ten (10) days subsequent written notice (with reasonable particularity) to the Agent; and
                      (ii) in compliance with all other provisions of this Agreement.

        4.4.   Infrastructure.
               (a) The Borrowers have and will maintain a sufficient infrastructure to conduct their business, without experiencing a Material Adverse Effect.
               (b) Each Borrower owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Borrowers' conduct of the Borrowers' business, except where the failure to possess such intellectual or proprietary information will not have a Material Adverse Effect.
               (c) The conduct by the Borrowers of the Borrowers' business does not presently infringe (nor will the Borrowers conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person, except where such infringement does not have a Material Adverse Effect.

        4.5.   Year 2000 Compliance.
               (a) The Borrowers have developed a detailed plan and timetable with respect to the Borrowers' operations becoming fully Year 2000 Compliant as set forth on EXHIBIT 4.5 and have committed adequate resources to execute that plan and to meet such timetable. Borrowers shall have implemented, and shall be fully Year 2000 Complaint consistent with such plan, on or before December 15, 1999.
               (b)          Following  the  Borrowers' operations  becoming Year
2000 Compliant, the Borrowers will not suffer or permit their operations thereafter to cease to be Year 2000 Compliant in any manner which might reasonably be expected to have a Material Adverse Effect.

        4.6.   Locations.
               (a) TheCollateral, and the books, records, and papers of Borrowers pertaining thereto, are kept and maintained solely at the Borrowers' chief executive offices and those locations which are listed on EXHIBIT 4.6(A), which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that the Borrowers own the subject location) and of all service bureaus with which any such records are maintained.
               (b) The Borrowers shall not remove any of the Collateral from such chief executive office or locations listed on EXHIBIT 4.6(A) except to:
                      (i) accomplish sales, returns, and transfers of Inventory in the ordinary course of business; or
                      (ii) move Inventory from one such location to another such location;
                      (iii) utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles); or
                      (iv) close or open any store as permitted by Section 4.6(d) (ii) or (iii), respectively.

               (c)          the  Borrowers  shall use their  reasonable  efforts
to   provide   the   Agent  with   Landlord's  Waivers   or  subordinations,  in
substantially the form annexed hereto as Exhibit 4.6(c)(1) for each of the Borrower's locations in any of the Landlord States, provided that no Borrower shall be obligated to pay any amount or to grant any concession to a landlord in order to obtain such Waiver or subordination. The Agent may establish an Availability Reserve for each of such locations as to which such a waiver is not so delivered, which Availability Reserve shall be reduced or eliminated upon delivery of a Waiver for such a location.
               (d)          The Borrowers will not:
                      (i) Alter, modify, or amend any Lease in any material respect in any manner which would have a Material Adverse Effect upon the liquidation of Inventory.
                      (ii) Close any location at which any Borrower maintains, offers for sale, or stores any of the Collateral, provided, that the Borrowers may make the closures contemplated by the Business Plan, plus up to thirty (30) additional closures per fiscal year.
                      (iii) Commit to open or open any new location except (A) in connection with the relocation of a retail location of a Borrower; or
                            (B)         the  opening  of new  retail  locations;
               provided, that  each of  the following requirements is satisfied:
                                    (I)       the Agent  shall be  provided  not
                      less than ten (10) days prior written notice (with reasonable detail) of the proposed opening;
                                    (II)     Immediately  prior  to the earliest
                      day on which the respective Borrower becomes legally obligated on account of its leasing of the respective new location, no Event of Default shall occur by reason of such Borrower's so becoming obligated.
                                    (III) Either:
                                          (1) Such opening is  contemplated   by
                             the Business Plan, provided, however, up to ten (10) additional store openings not contemplated by the Business Plan shall be permitted in any fiscal year; or

                                          (2) Availability for the ninety   (90)
                             days prior to such opening was not and immediately after such opening is not less than $15 Million and on a pro-forma going forward basis for the twelve (12) month period following such opening, as reflected in a projection provided to the Agent no later than seven (7) days prior to such opening (and prepared based on the same methodology and with the same assumptions as those used in the preparation of the Business Plan) will not be less than $15 Million.
                                    (IV)        If the  location  is in a  State
                      listed on EXHIBIT 4.6(c), the Lead Borrower shall use its best efforts to provide the Agent with a Landlord's Waiver or subordination (in the form described in Section 4.6(c)) for such location.
                                    (V)          The   Borrowers   shall  be  in
                      compliance with Section 4.25 and shall have executed such additional financing statements, on account of the subject new location, as may then be required by Agent.
               (e)          Except  as  otherwise  disclosed  pursuant  to,   or
permitted by, this Section 4.6 and except for goods in the control of a customs broker who has entered into a Customs Brokers Agreement, no tangible personal property of the Borrowers having a cost in excess of $1 Million in the aggregate is in the care or custody of, or stored or entrusted with, a bailee or other third party and none having a cost in excess of $1 Million shall hereafter be placed under such care, custody, storage, or entrustment.

        4.7.   Title to Assets.
               (a) The Borrowers are, and shall hereafter remain, the owners of the Collateral free and clear of all Encumbrances other than Permitted Encumbrances.
               (b) The Borrowers do not and shall not have possession of any property on consignment to the Borrowers having a value in excess of $5 Million in the aggregate, at any one time, other than pursuant to a consignment in respect of which either:

                      (i) no financing statement has been filed by consignor or other action taken by consignor under the UCC to perfect or protect its interest in the consigned goods against the claims of third party secured creditors; or
                      (ii) an intercreditor agreement (in a form reasonably satisfactory to the Agent) between the consignor and the Agent has been executed.

        4.8.   Indebtedness.
               (a) The Borrowers do not and shall not hereafter have any Indebtedness with the exceptions of:
                      (i)   Any  Indebtedness  to    the    Lenders;
                      (ii)  The Indebtedness (if  any) listed  on EXHIBIT  4.8;.
                      (iii) Indebtedness secured by purchase money security interests not otherwise described in this Section 4.8 and Capital Leases for the acquisition of Equipment not exceeding $10 Million outstanding at any one time;
                      (iv) The 5.00% Notes and any Indebtedness in connection with the refinancing of the 5.00% Notes as permitted by Section 4.9, plus, in the event such refinancing is for an amount greater than such Indebtedness up to an additional $35 Million;
                      (v) Indebtedness, not to exceed $5,000,000 at any one time outstanding, which is not otherwise described in this Section 4.8(a) and is not otherwise prohibited by this Agreement; and
                      (vi) Letters of credit issued by Persons other than the Lenders secured by Inventory purchased with such letters of credit (which Inventory shall not constitute Acceptable Inventory so long as any reimbursement obligation remains with respect to such letters of credit).
               (b) The Borrowers shall not permit more than 20% of that portion of the aggregate of their Indebtedness for the purchase of goods or services which is not the subject of reasonable dispute to remain unpaid more than 45 days beyond then current trade terms provided to the subject Borrower by the supplier of such goods and services.

        4.9 Repayment of 5.00% Notes. No later than sixty (60) days prior to the stated maturity of the 5.00% Notes, the Parent shall furnish the Agent with either a pro forma balance sheet showing compliance with Section 4.20 hereof or a commitment or a plan to repay such Notes by refinancing as of the stated maturity thereof pursuant to terms which are satisfactory to the Agent in its reasonable discretion with respect to tenor and lien and payment subordination, as evidenced by its written consent thereto.

        4.10.  Insurance Policies.
               (a) EXHIBIT 4.10 is a schedule of all insurance policies owned by the Borrowers or under which the Borrowers are the named insured. Each of such policies that is material is in full force and effect. Neither the issuer of any such policy nor the Borrowers are in default or violation of any material policy.
               (b) The Borrowers shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonable given the nature and magnitude of the Borrower's business and customary practices in such business. The Agent and the Lenders acknowledge that the coverage reflected on EXHIBIT 4.10 presently satisfies the foregoing requirements, it being recognized by the Borrowers, the Agent and the Lenders, however, that such requirements may change hereafter to reflect changing circumstances. All insurance carried by the Borrowers shall provide for a minimum of thirty (30) days' written notice of cancellation to the Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agent, which endorsement shall provide that the insurance, to the extent of the Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Borrowers or by the failure of the Borrowers to comply with any warranty or condition of the policy. In the event of the failure by the Borrowers to maintain insurance as required herein, the Agent , at its option, may obtain such insurance, provided, however, the Agent's obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have maintained such insurance. The Lead Borrower shall furnish to the Agent certificates or other evidence satisfactory to the Agent regarding the insurance maintained by the Borrowers.

               (c) The Lead Borrower shall advise the Agent of each claim in excess of $500,000.00 made by any Borrower or group of Borrowers under any policy of insurance which covers the Collateral and following the occurrence of an Event of Default will permit the Agent, at the Agent's option in each instance, to the exclusion of the Borrowers, to conduct the adjustment of each such claim. The Borrowers hereby appoint the Agent, effective following the occurrence of an Event of Default, as the Borrowers' attorney in fact to obtain, adjust, settle, and cancel any insurance described in this Section 4.10 and to endorse in favor of the Agent any and all drafts and other instruments with respect to such insurance. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent . The Agent shall not be liable on account of any exercise of such power of attorney except for any exercise that constitutes gross negligence or willful misconduct. Prior to the occurrence of an Event of Default the Borrowers may use the proceeds of such insurance to purchase Inventory or in the case of insurance proceeds from fixed assets, to purchase replacement fixed assets or to retire related purchase money Indebtedness. Following the occurrence of an Event of Default or in the event that the Borrowers do not use the proceeds for the above purposes, the Agent may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in the order of application provided for herein.

        4.11. Licenses. Each license, distributorship, franchise, and similar agreement issued to any of the Borrowers, or to which any of the Borrowers is a party, and which is material to the business of the Borrowers, taken as a whole, is in full force and effect. No Borrower nor, to the Parent's knowledge, any other party to any such license or agreement is in default or violation thereof, where such violation would have a Material Adverse Effect. No Borrower has received any notice or threat of cancellation of any such license or agreement where such cancellation would have a Material Adverse Effect.

        4.12. Leases. EXHIBIT 4.12 is a schedule of all presently effective Capital Leases. Exhibit 4.6(a) includes a list of all other presently effective Leases. Each of such Leases and Capital Leases is in full force and effect. Neither the Borrowers nor, to the Parent's knowledge, any other party to any such Leases or Capital Leases is in default or violation of any ten (10) or more such Leases or Capital Leases and neither the Parent nor the Borrowers have received any currently pending notice or threats of cancellation of more than ten (10) such Leases or Capital Leases (or such lesser number where such default or violation would have a Material Adverse Effect). The Borrowers hereby authorize the Agent at any time and from time to time to contact any of the Borrowers' landlords in order to confirm the continued compliance by any Borrower with the terms and conditions of the Lease(s) between such Borrower and the relevant landlords and to discuss such issues, concerning the such Borrower occupancy under such Lease(s), as the Agent may determine.

        4.13. Requirements of Law. The Borrowers are in compliance with, and shall hereafter comply with and use their respective assets in compliance, with all material Requirements of Law. No Borrower has received any notice of any material violation of any Requirement of Law, other than any such violations that have been cured or otherwise remedied.

        4.14.  Maintain Collateral. Each Borrower shall:
               (a) Keep the Collateral under its control in good order and repair (ordinary reasonable wear and tear and insured casualty excepted);
               (b) Not suffer or cause the waste or destruction of any material part of the Collateral;
               (c) Not use any of the Collateral in violation of any policy of insurance thereon; and
               (d) Subject to Section 4.14(e), below, not sell, lease, or otherwise dispose of any of the Collateral, except for:
                      (i) The sale of Inventory in the ordinary course of business;
                      (ii) The turning over to the Agent of all Receipts following the occurrence of a Cash Management Condition, as provided herein; and
                      (iii) The sale, rollover, reinvestment, or liquidation of Permitted Investments.

               (e) The Borrowers may dispose of Collateral outside of the ordinary course of business as follows:
                      (i) The disposal of store related Collateral consisting of Inventory Equipment, and Fixtures in connection with store closures permitted pursuant to Section 4.6(d)(ii); and
                      (ii) The disposal of up to $10 Million Dollars of obsolete, duplicate or other Inventory (at Cost) and Equipment and Fixtures (net of accumulated depreciation) in the aggregate during each calendar year during the term of the Agreement, that is not necessary or required for the operation of the Borrowers' business, taken as a whole, exclusive of such amounts referenced in Section 4.14(e)(i), above.

        4.15.  Pay Taxes.
               (a) As of the date of this Agreement, the Borrowers have received written notice from the Internal Revenue Service that the
Internal Revenue Service has completed its examination of the Borrowers' federal income tax returns for all tax years through and including the Borrowers' taxable year referenced on EXHIBIT 4.15, and that all deficiencies, assessments, and other amounts asserted as a result of such examinations have been fully paid, settled or otherwise resolved. No agreement is extant which waives or extends any statute of limitations applicable to the right of the Internal Revenue Service to assert a deficiency or make any other claim for or in respect to federal income taxes. Except as set forth on EXHIBIT 4.15, no issue has been raised in any such examination which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by the Internal Revenue Service.
               (b) As of the date of this Agreement, the Borrowers have paid all state and local income, excise, sales, and other taxes which are due and for which the Borrowers are liable except, as referenced on
EXHIBIT 4.15, and have filed all returns required with respect to such taxes .
               (c) Except as disclosed on EXHIBIT 4.15, there are no examinations of or with respect to the Borrower presently being conducted by the Internal Revenue Service or any other taxing authority.

               (d) The Borrowers have, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Borrower or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Borrower or by any governmental authority; properly exercise any trust responsibilities imposed upon the Borrowers by reason of withholding from employees' pay or by reason of the Borrower's receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Borrowers; and timely file all tax and other returns and other reports with each governmental authority with which the Borrowers are obligated to file, provided, however, any Borrower may timely contest in good faith and by appropriate proceedings any amount of the type described in this Section 4.15(d) which it is alleged to be obligated to pay, but only if and for so long as no lien is filed on any of the Collateral with respect to such taxes, and adequate cash reserves have been set aside for the payment thereof.
               (e) At its option, the Agent may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon the Borrowers or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of the any Employee Benefit Plan maintained by the Borrowers as the Agent, in the Agent's discretion, may deem necessary or desirable to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Agent's making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have made such payment.

        4.16. No Margin Stock. The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock other than stock of the Parent, or any Related Entity or as otherwise expressly permitted in Section 4.20.

        4.17. ERISA. Neither the Borrowers nor any ERISA Affiliate shall in any manner such as would have a Material Adverse Effect, or could result in a lien being imposed upon any material assets of the Borrowers:
               (a) Violate or fail to be in compliance with any Employee Benefit Plan maintained by the Borrowers,
               (b) Fail timely to file all reports and filings required by ERISA to be filed by the Borrowers;
               (c) Engage in any "prohibited transactions" or "reportable events" (respectively as described in ERISA);
               (d) Engage in, or commit, any act that would permit the imposition of a tax or penalty upon the Borrowers pursuant to ERISA;.
               (e) Accumulate any material funding deficiency within the meaning of ERISA;
               (f) Terminate any Employee Benefit Plan in a manner that would permit a lien to be imposed upon any assets of the Borrowers on account thereof pursuant to ERISA; or
               (g) Incur withdrawal liability under Title IV of ERISA in connection with any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

        4.18.  Hazardous Materials.
               (a)          The Borrowers have never:
                      (i)   Been  legally   responsible  for  any    release  or
        threat of release of any Hazardous Material where such legal responsibility would have a Material Adverse Effect.
                      (ii) Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by the Borrowers and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel, to the extent such release or incurrence would have a Material Adverse Effect.
               (b)          Unless their failure  to act as set forth in (i) and
(ii) below would not have a Material Adverse Effect, the Borrowers shall (and in any event shall use their best efforts to):
                      (i) Dispose of any Hazardous Material only in compliance with all Environmental Laws; and
                      (ii) Not store any Hazardous Material on any site or vessel occupied or operated by the Borrowers and not transport or arrange for the transport of any Hazardous Material, unless such storage or transport is in the ordinary course of the Borrowers' business and is in compliance with all Environmental Laws.
               (c) The Lead Borrower shall provide the Agent with written notice upon obtaining knowledge that any governmental authority or other Person has incurred any expense or suffered any loss for which the Borrowers would be liable in connection with the assessment, containment, or removal of any Hazardous Material, if Borrowers' liability for such expense or loss would have a Material Adverse Effect.

        4.19. Litigation. Except as described in EXHIBIT 4.19, there is not presently pending or threatened against any Borrower any suit, action, proceeding, or investigation which, if determined adversely to such Borrower or the Borrowers, would have a Material Adverse Effect.

        4.20.  Dividends, Investments, Repurchases and Debt Retirement.
               (a)    The Borrowers shall not:
                      (i) Pay any cash dividend or make any other distribution in respect of any class of the Borrowers' capital stock other than dividends by the Subsidiaries to the Parent and scheduled payments of preferred dividends by the Parent.
                      (ii) Except for Permitted Repurchases, redeem, retire, purchase, or acquire any of the Parent's capital stock, or any of the Parent's securities.
                      (iii) Invest in or purchase any stock or securities or rights to purchase any stock or securities of any corporation or other entity other than Permitted

        Investments, provided that, the Borrower may invest in Internet and other ventures that may provide opportunities to expand or improve the Borrowers' business so long as in the case of such investments:

                             (A)      The Borrowers total investment (which term
               shall include loans) in such corporations or other entities does not exceed $10 million in the aggregate over the term of this Agreement, subject to the same conditions (with respect to such investment) as are applicable to Permitted Repurchases or Debt Retirement below in 4.20(b)(i) (A), (B), and (C).
                             (B)       Any  stock  issued  to the  Borrowers  by
               reason of such investment is pledged to the Agent for the ratable benefit of the Lenders.
                             (C)        No   Inventory   of  the   Borrowers  is
               commingled with any Inventory of such corporations or entities, and to the extent that the Borrowers sell any Inventory to such corporations or entities, such sale or sales are (i) to fulfill actual customer orders received by such corporation or entities,
               (ii) on no more than sixty (60) day payment terms or ninety (90) day seasonal terms (during the period October 1 through December
               31) as the Agent may agree in its sole discretion, (iii) on arms-length terms and for fair value; (iv) in the aggregate at any time no more than $2 Million on an open account basis, unless the Agent in its sole discretion approves authorizes a greater amount, not to exceed $5 Million; and (v) excluded from the Borrowing Base, so that the Inventory shipped to such corporations or entities, shall not be deemed Acceptable Inventory.
                      (iv) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity (other than with any other Borrower, in which case Business Days prior notice shall be given to Agent).
                      (v) Consolidate any of the Borrowers' operations with those of any other corporation or other entity (other than with any other Borrower).
                      (vi) Organize or create any Related Entity, without the prior written consent of the Agent, which consent shall not be unreasonably withheld; provided that the Parent may establish additional Subsidiaries to own and operate store locations and make additional investments in Subsidiaries, so long as each such Subsidiary becomes a

        Borrower or guarantor of the Liabilities and the other conditions set forth below in clauses (A)-(C) below, are complied with:
                             (A) The capital stock of such Subsidiary is pledged to the Agent for the ratable benefit of the Lenders as additional Collateral for the Liabilities;
                             (B) Such Subsidiary executes and delivers a guaranty of the Liabilities or becomes a Borrower; and
                             (C) Such Subsidiary executes and delivers such documentation as the Agent may require to grant security and mortgage interests in such Subsidiary's assets to secure the Subsidiary's guaranty (or obligation as a Borrower for) the Liabilities.

               (b) Subject to the satisfaction of each of the conditions included in this Section 4.20(b), the Parent may repurchase its capital stock (such capital stock purchases not to exceed in the aggregate $10 Million for the term of this Agreement) and replace, refinance or retire in full or in part the 5.00% Notes (which transactions are referred to herein, as applicable, as "PERMITTED REPURCHASE OR DEBT RETIREMENT"):
                      (i) On the date on which such Permitted Repurchase or Debt Retirement is to be effected:
                             (A) No Event of Default shall have occurred and none will occur by reason of the subject Permitted Repurchase or Debt Retirement;
                             (B) Availability for the lesser of the number of days since the date of this Agreement or ninety (90) days immediately prior to such Permitted Repurchase or Debt Retirement was not, and immediately after such Permitted Repurchase or Debt Retirement shall not be, less than $25 Million;
                             (C) Availability, on a pro forma going forward basis for 12 months following such Permitted Repurchase or Debt Retirement, as reflected on a projection provided to the Agent no later than seven (7) days prior to such Permitted Repurchase or Debt Retirement (and prepared based on the same methodology and with the same assumptions as those used in the preparation of the Business Plan) shall not be less than $25 Million;

                             (D)      Any  replacement  security  for the  5.00%
               Notes shall be subordinated junior to the Liabilities on terms reasonably satisfactory to the Agent;
                             (E)        The   terms   and   conditions   of  any
               replacement security for the 5.00% Notes are reasonably satisfactory to the Agent. (c) The Borrowers shall not subordinate any debts or obligations owed to the Borrowers by any third party to any other debts owed by such third party to any other Person.
               (d) Except as contemplated by this Agreement, the Borrowers shall not acquire any assets other than in the ordinary course of the Borrowers' business as conducted at the execution of this Agreement

        4.21. Loans. The Borrowers shall not make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, that the foregoing does not prohibit any of the following:
               (a) Advance payments made to the Borrowers' suppliers in the ordinary course;
               (b)       Advances  to or on behalf of the  Borrowers'  officers,
with unsecured advances not to exceed in the aggregate at any one time $1,000,000.00; and with secured advances (on such security as may be reasonably satisfactory to the Agent) not to exceed in the aggregate at any one time $2,000,000 provided that Agent's approval of such security shall not be required where an independent appraisal confirms the fair market of the collateral to be equal or greater than the amount of such advances.
               (c) Advances to or on behalf of the Borrowers' employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of the Borrowers, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by the Borrowers;
               (d) Loans to any Related Entity, Affiliate or other venture permitted pursuant to Section 4.20 (a)(iii) which is not a Borrower, not to exceed $10 Million in the aggregate when combined with any other
loans   or    investments  permitted   pursuant   to   Section  4.20  (a)  (iii)
outstanding at any one time, not otherwise expressly prohibited herein, provided that no Event of Default shall have occurred and none will occur by reason of such loan.

        4.22. Protection of Assets. The Agent may in its discretion from time to time discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Agent may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Agent has acted in bad faith or in a grossly negligent manner or has engaged in willful misconduct. The Borrowers shall pay to the Agent, on demand, or the Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Agent pursuant to this section. The obligation of the Borrowers to pay such amounts is a Liability.

        4.23. Line of Business. The Borrowers shall not engage in any business other than the business in which they are currently engaged or a business reasonably related thereto (the conduct of which reasonably related business is reflected in the Business Plan or otherwise permitted by this Agreement).

        4.24. Affiliate Transactions. Except as otherwise permitted hereunder, the Borrowers shall not make any payment, nor give any value to any Related Entity except in the ordinary course of business or consistent with practices in effect on October 1, 1999 and not otherwise prohibited under the Loan Documents, provided that no Event of Default shall have occurred and none will occur by reason thereof.

        4.25.  Additional Assurances.
               (a) Except as set forth in Exhibit 4.25, the Borrowers are not the owner of, nor have they any interest in, any property or asset material or necessary to their business, which immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will be not be subject to a perfected security or other collateral interest in favor of the Agent (subject only to Permitted Encumbrances) to secure the Liabilities.
               (b) The Borrowers will not hereafter acquire any asset or any interest in personal property which (if a security interest in such asset or interest may be perfected by filing under Article 9 of the UCC), is not, immediately upon such acquisition, subject to such a perfected security or other collateral interest in favor of the Agent to secure the Liabilities (subject only to Permitted Encumbrances).
               (c) The Borrowers shall execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may reasonably request: to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent's security interests in the Collateral; to comply with all applicable statutes and laws; and to facilitate the collection of the Receivables Collateral. The Borrowers shall execute all such instruments as may be reasonably required by the Agent with respect to the recordation and/or perfection of the security interests created herein.
               (d) The Borrowers hereby designate the Agent as and for the Borrowers' true and lawful attorney, with full power of substitution, to sign and file, where permitted by law any financing statements in order to perfect or protect the Agent's security and other collateral interests in the Collateral.
               (e) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4.25 shall be sufficient for filing to perfect the security interests granted herein, where permitted by law.

        4.26.  Adequacy of Disclosure.
               (a) All quarterly and annual financial statements furnished to the Agent and each Lender by the Borrowers have been prepared in accordance with GAAP consistently applied (and in the case of monthly management statements, consistent with GAAP methodology and substantially in accordance with GAAP) and present fairly in all material respects the Consolidated condition of the Parent and its Subsidiaries at the date(s) thereof and the Consolidated results of operations and cash flows of the Parent and its Subsidiaries for the period(s) covered. There has been no change in the financial condition, results of operations, or cash flows of the Borrowers since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either individually or in the aggregate.
               (b) The Borrowers do not have any contingent obligations or obligations under any Lease or Capital Lease which are not noted in the Parent's Consolidated financial statements and the notes thereto furnished to the Agent and each Lender prior to the execution of this Agreement.
               (c) No document, instrument, agreement, or paper now or hereafter given the Agent or any Lender by or on behalf of the Borrowers or any guarantor of the Liabilities in connection with the execution of this Agreement by the Agent and each Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to the Borrowers which has, or which, in the foreseeable future would reasonably be expected to have, a Material Adverse Effect.

        4.27 No  Restrictions  on  Liabilities.  No Borrower shall enter into or become subject to, directly or indirectly, any agreement prohibiting or restricting in any manner (including, without limitation, by way of covenant, representation or event of default) any of the following:
               (a) The incurrence, creation or assumption of the Liabilities or any Encumbrances in favor of the Agent on any property of any Borrower.
               (b) The granting of a security interest, pledge, or Encumbrance in favor of the Agent and the Lenders on any asset of any Borrower.

        4.28 Other Covenants. No Borrower shall indirectly do or cause to be done any act which, if done directly by such Borrower or Borrowers, would breach any covenant contained in this Agreement.

ARTICLE V - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

        5.1.   Maintain Records.  The Borrowers shall:
               (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrowers' transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Borrowers at the close of, and the results of their operations for, the fiscal periods in question.
               (b) Timely provide the Agent with those financial reports, statements, and schedules required by this Article V or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Borrowers at the close of, and the results of their operations for, the period(s) covered therein.
               (c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of their Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.
               (d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Agent and who are of nationally recognized standing and request such accountants to fully cooperate with, and be available to, the Agent to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters within the scope of the retention of such accountants as may be raised by the Agent.
               (e) Not change their respective fiscal years or taxpayer identification numbers without giving twenty (20) days notice.

        5.2.   Access to Records.
               (a) The Borrowers shall accord the Agent and the Agent's representatives access from time to time as the Agent and such representatives may reasonably require to all properties owned by or over which any Borrower has control. The Agent and the Agent's representatives shall have the right, and the Borrowers will permit the Agent and such representatives from time to time as the Agent and such representatives reasonably may request (in the absence of an Event of Default, upon reasonable notice and during normal business hours), to examine, inspect, copy, and make extracts from any and all of the Borrowers' books, records, electronically stored data, papers, and files. The Borrowers shall make sufficient copying facilities available to the Agent.
               (b) The Borrowers hereby authorize the Agent and the Agent's representatives to:
                      (i)      Inspect,  copy,  duplicate,  review,  cause to be
        reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Borrowers, and agree to direct any service bureau, contractor, accountant, or other person who maintains such information for the Borrowers fully to cooperate with the Agent and the Agent's representatives with respect thereto.
                      (ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with the Borrowers' computer billing companies, collection agencies, and accountants and to sign the name of the Borrowers on any notice to the Borrowers' Account Debtors or verification of the Collateral.

        5.3.   Immediate Notice to Agent.
               (a) The Lead Borrower shall provide the Agent with written notice immediately upon the occurrence of any of the following events, which written notice shall be reasonably particular as to the facts and circumstances in respect of which such notice is being given:
                      (i)    Any change  in the Parent's Chief Executive Officer
        or Chief Financial Officer.
                      (ii)  The  completion  of any  physical  count of all or a material portion of the Borrowers' Inventory (together with a copy of the results thereof certified by the Lead Borrower).
                      (iii)  Any  cessation  by the  Borrowers  of their  making payment to their creditors generally as the Borrowers' debts become due.
                      (iv)  Any  failure  by the  Borrowers  to pay  rent at any thirty (30) of the Borrowers' locations at any one time, if such failure continues for more than fifteen (15) days after any grace period and if
        (A) notice of rent default, to the extent required under any relevant lease, has been received by the Borrowers, and (B) the rent not paid is not the subject of reasonable dispute as to whether it is owed.
                      (v)      Any  Material  Adverse  Change  in the  business,
        operations, or financial affairs of the Borrowers.
                      (vi) The  occurrence of any  Suspension  Event.  (vii) Any intention on the part of the Parent to discharge the
        Parent's present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity.
                      (viii) Any litigation  which,  if determined  adversely to the Borrowers, would reasonably be expected to have a Material Adverse Effect.
                      (ix)  The  occurrence  of an event  or  circumstance  with respect to any Employee Benefit Plan which would reasonably be expected to have Material Adverse Effect.
                      (x)      Any delay in the Borrowers' meeting the timetable
        for their  operations  becoming  Year 2000  Compliant  as  described  on
        EXHIBIT 4.5 or maintaining such operations as Year 2000 Compliant, except where such delay or failure to so maintain would not have a Material Adverse Effect.
               (b)    The Lead Borrower shall:
                      (i)       Provide  the Agent,  when so  distributed,  with
        copies of any materials distributed to the shareholders of the Parent (qua such shareholders).
                      (ii) Provide the Agent:
                             (A)    When  filed, copies of all  filings  by  the
               Parent with the SEC.
                             (B)    When  received, copies of all correspondence
               from the SEC, other than routine non-substantive general communications from the SEC.
                      (iii) Add the Agent as an addressee  on all mailing  lists maintained by or for the Borrowers which Agent may request.
                      (iv) At the  request  of the  Agent,  from  time to  time, provide the Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).

                      (v)        Provide  the  Agent,   when   received  by  the
        Borrowers,   with  a  copy  of  any   management   letter   or   similar
        communications from any accountant of the Borrowers.

        5.4. Borrowing Base Certificate. The Lead Borrower shall provide the Agent a Borrowing Base Certificate (in the form of EXHIBIT 5.4, as such form may be revised by agreement of the Lead Borrower and the Agent), reflecting the Borrowers' condition on the last Business Day of the reporting period immediately prior to the date when furnished, at the following times:
               (a) Within ten (10) Business Days following the end of the Borrowers' fiscal month.
               (b) On any Thursday (or the next Business Day, if that Thursday is not a Business Day) following any week (Sunday to Saturday) during which average Availability has been less than $15 Million. Such Borrowing Base Certificate may be sent to the Agent by facsimile transmission, provided that the original thereof is forwarded to the Agent on the date of such transmission.

        5.5. Monthly Collateral Reports. Monthly, within thirty (30) days of the end of the previous fiscal month, the Lead Borrower shall provide the Agent with such Collateral Reports (in the form acceptable to Agent) as are identified on
EXHIBIT 5.5. For the purposes of this Section, the first "previous month" shall be November, 1999.

        5.6 Monthly Financial Reports. Monthly, within thirty (30) days of the end of the previous fiscal month, the Lead Borrower shall provide the Agent, in such form as the Agent and the Lead Borrower may agree, original counterparts of an internally prepared statement of the Borrowers' Consolidated financial condition for the period ending with the end of the subject month, which financial statement shall include, at a minimum, a balance sheet, income statement (on a Consolidated basis), cash flow statement and comparison of same store sales for the corresponding month of the prior year, as well as comparisons to the Business Plan.

        5.7 Quarterly Financial Reports. Quarterly, within forty-five (45) days following the end of each of its first three fiscal quarters in each fiscal year, the Lead Borrower shall provide the Agent a copy of its Report on Form 10-Q filed with the SEC.

        5.8 Annual Reports. Annually, within ninety (90) days following the end of its Fiscal Year, the Lead Borrower shall furnish the Agent with a copy of its Report on Form 10-K filed with the SEC, and within thirty (30) days of delivery by Borrower's independant accountants, any so-called management letters.

        5.9 Officers' Certificates. The Lead Borrower shall cause its Chief Executive Officer, Chief Financial Officer or Vice President of Finance to certify in connection with the monthly, quarterly, and annual statements to be furnished pursuant to this Agreement that:
               (a) Such statements (other than the monthly statements) were prepared in accordance with GAAP consistently applied and present fairly the financial condition of the Borrowers at the close of, and the results of the Borrowers' operations and cash flows for, the period(s) covered, subject, however to the following:
                      (i) usual year end adjustments (this exception shall not be included in the certificate which accompanies the annual statement).
                      (ii) Material Accounting Changes (in which event, such certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in determining satisfaction of the financial performance covenant imposed by Section 5.12.
               (b) No Suspension Event has occurred or, if such an event has occurred shall describe, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrower to be taken on account thereof.
               (c) The Borrowers were in compliance (or had failed to comply) as of the date of the applicable statement with each of the financial performance covenants included in Section 5.12 hereof, such certification to be accompanied by calculations demonstrating such compliance or failure to comply.

        5.10   Inventories, Appraisals, and Audits.
               (a)        The  Agent  may,  at the  expense  of  the  Borrowers,
participate in and/or observe, each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrowers.
               (b)      The  Borrowers,  at their own expense,  shall cause each
store location to have not less than one (1) physical inventory in each fiscal year to be undertaken on a generally annual basis, consistent with current practice, while this Agreement is in effect (the scheduling of which shall be subject to the Agent's reasonable discretion), conducted by such inventory takers as are satisfactory to the Agent and following such methodology as may be satisfactory to the Agent.
                      (i) The Lead Borrower shall provide the Agent with a copy of the preliminary results of each such inventory (as well as of any other physical inventory undertaken by the Borrowers) within thirty
        (30) days following its completion.
                      (ii) The Lead Borrower shall provide the Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory reconciliation undertaken by the Borrowers) to the Borrowers' books and records within thirty (30) days following the completion of such inventory.
                      (iii) Following the occurrence of an Event of Default, the Agent may, in its discretion, cause such additional inventories to be taken as the Agent determines (each at the expense of the Borrowers).
               (c)        Upon  the  Agent's  request  from  time to  time,  the
Borrowers shall permit the Agent to arrange for Inventory appraisals (at the Borrower's expense) conducted by such appraisers as are satisfactory to the Agent. Prior to the occurrence of any Event of Default the Agent shall obtain two (2) appraisals in each twelve (12) month period during which this Agreement is in effect (the spacing of the scheduling of which appraisals shall be subject to the Agent's discretion). The Agent, in its discretion, following the occurrence of an Event of Default, may cause such additional appraisals to be taken as the Agent determines (each, at the expense of the Borrowers).
               (d)      The    Agent    contemplates   conducting     two    (2)
commercial finance audits (at the Borrowers' expense) of the Borrowers' books and records during any twelve (12) month period  during  which this  Agreement is in effect.
The Agent, in its discretion, following the occurrence of an Event of Default, may cause such additional audits to be taken as the Agent determines (at the expense of the Borrowers).
               (e)      The  Agent  contemplates  causing  not more than two (2)
(so-called) "mystery shopping" visits to all or any of the Borrowers' business premises during any 12-month period during which this Agreement is in effect, but following the occurrence of an Event of Default, may cause additional such visits to be undertaken (in each event, at the Borrowers' expense). The Agent shall provide the Borrowers with a copy of any non-confidential results of such mystery shopping.

        5.11.  Additional Financial Information.
               (a) In addition to all other information required to be provided pursuant to this Article V, the Lead Borrower promptly shall provide the Agent (and any guarantor of the Liabilities), such other and additional information concerning the Borrowers, the Collateral, the operation of the Borrowers' business, and the Borrowers' financial condition, including financial reports and statements (including supporting schedules), as the Agent may from time to time reasonably request from the Lead Borrower.
               (b) The Lead Borrower may provide the Agent, from time to time hereafter, with updated projections of the Borrowers' anticipated performance and operating results.
               (c) The Lead Borrower shall, no later than thirty (30) days following the end of each of the Borrowers' fiscal years, furnish the Agent with an updated and extended projection which shall extend at least through the end of the then current fiscal year, as well as with any modifications to the Business Plan, the initial version of which is annexed hereto as EXHIBIT 5.11(C).
               (d) Such updated and extended projections shall be prepared pursuant to such methodology and shall include such assumptions as are satisfactory to the Agent.

        5.12. Financial Performance Covenants. The Borrowers shall at all times comply with the financial performance covenants described below. Compliance with such financial performance covenants shall be determined as if no Material Accounting Changes had been made since the date of this Agreement (other than any Material Accounting Changes specifically taken into account in the setting of such covenants). The Agent may determine the Borrowers' compliance with such covenants by using financial reports and statements provided by the Lead Borrower to the Agent or any Lender (whether or not such financial reports and statements are required to be furnished pursuant to this Agreement) as well as by reference to interim financial information provided to, or developed by, the Agent. These covenants are as follows:
               (a) EBITDA:Following the occurrence and during the continuance of a Cash Management Condition, the Borrowers shall comply with the following EBITDA covenant: Commencing on the first Business Day of December 1999, and continuing on the first Business Day of each month thereafter, the Borrowers shall not permit their EBITDA, calculated on a rolling historical twelve (12) month basis, to be less than zero (0) for any twelve month period up to and including the twelve month period ending December 31, 2001, and $5,000,000 for any such twelve month period ending January 31, 2002 and thereafter.
               (b) Capital Expenditures. At no time shall the Borrowers permit their annual aggregate Capital Expenditures to exceed the Capital Expenditure Cap of $25,000,000.00 in any fiscal year. The Borrowers shall have the right to carryover to the next immediately succeeding fiscal year up to $7,500,000.00 of unused amounts within the Capital Expenditure Cap.


ARTICLE VI - USE AND COLLECTION OF COLLATERAL:
        6.1.   Use of Inventory Collateral.
               (a) The Borrowers shall not engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrowers' business in the ordinary course (including but not limited to seasonal and promotional sales) and shall not engage in sales or other dispositions to creditors, sales or other dispositions in bulk other than going out of business sales performed in connection with store closures that are permitted pursuant to
Section 4.14(e).
               (b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Borrowers' customary return policy applicable to the return of Inventory purchased by the Borrowers' retail customers in the ordinary course, such Inventory may be returned to the Borrowers without the consent of the Agent.

        6.2. Inventory Quality. All Inventory now owned or hereafter acquired by the Borrowers are and will be of good and merchantable quality and free from defects (other than within customary trade tolerances).

        6.3. Adjustments and Allowances. The Borrowers may grant such allowances or other adjustments to the Borrowers' Account Debtors as the Borrowers may reasonably deem to accord with sound business practice and consistent with the Borrowers' past practice, provided, however, the authority granted the Borrowers pursuant to this Section 6.3 may be limited or terminated by the Agent during the continuation of an Event of Default.

        6.4.   Validity of Accounts.
               (a) The amount of each Account shown on the books, records, and invoices of the Borrowers represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrowers.
               (b) The Borrowers have no knowledge of any material impairment of the validity or collectability of any of the Accounts and shall cause the Lead Borrower to notify the Agent of any such fact immediately after any Borrower becomes aware of any such impairment.

        6.5. Notification to Account Debtors. The Agent shall have the right at any time following the occurrence of a Cash Management Condition (and an Event of Default has occurred) to notify any of the Borrowers' Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.

ARTICLE VII - CASH MANAGEMENT; PAYMENT OF LIABILITIES:
        7.1.   Depository Accounts.
               (a) Annexed hereto as EXHIBIT 7.1 is a Schedule of all present DDA's, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; (iii) a contact  person at such
depository; and (iv) the Borrower and such Borrower's store locations utilizing such DDA.
               (b) The Lead Borrower shall deliver to the Agent, as a condition to the effectiveness of this Agreement the following:
                      (i)         Notification,   executed   on  behalf  of  the
        Borrowers, to each depository institution with which any DDA is maintained (other than the Operating Account or any Local Disbursement Account), in form satisfactory to the Agent, of the Agent's interest in such DDA, which notice provides that the contents of such DDA shall, prior to the occurrence of a Cash Management Condition, be directed to the Blocked Account and following the occurrence of a Cash Management Condition, be directed to the Concentration Account.
                      (ii) A Blocked Account Agreement with any depository institution at which a Blocked Account is maintained.
               (c) No Borrower will establish any DDA hereafter (other than a Local Disbursement Account) unless within 10 days after such establishment, the Lead Borrower provides a notification, as required by Section 7.1(b)(i) above, that the contents of such DDA are to be directed into the Blocked Account and, upon the occurrence of a Cash Management Condition, the Concentration Account.

        7.2.   Credit Card Receipts.
               (a) Annexed hereto as EXHIBIT 7.2 is a Schedule which describes all arrangements to which the Borrowers are parties with respect to the payment to the Borrowers of the proceeds of all credit card charges for sales by the Borrowers.
               (b) The Borrowers shall deliver to the Agent as a condition to the effectiveness of this Agreement, notification, executed on behalf of the Borrowers, to each of the Borrowers' credit card clearinghouses and processors (in form satisfactory to the Agent), which notification provides that payment of all credit card charges submitted by the Borrowers to that clearinghouse or other processor and any other amount payable to the Borrowers by such clearinghouse or other processor shall, prior to the occurrence of a Cash

Management  Condition,  be directed to the Blocked  Account and,  following  the occurrence of a Cash Management Condition, shall be directed to the Concentration Account or as otherwise designated from time to time by the Agent. The Borrowers shall not change such direction or designation except upon and with the prior written consent of the Agent.

        7.3.   The Concentration, Blocked, and Operating Accounts.
               (a) The following deposit accounts shall be established (and are so referred to herein):
                      (i) The CONCENTRATION ACCOUNT: At the Agent's election, either the Blocked Account or an account established by the Agent with BankBoston, N.A.
                      (ii) The BLOCKED ACCOUNT: Established by the Borrowers with Chase Manhattan Bank and the other depository institutions set forth on Exhibit 7.3(a)(ii) into which deposits must be directed and from which the Borrowers shall not make disbursements.
                      (iii) The OPERATING ACCOUNT: Established by the Borrowers with Chase Manhattan Bank, from which only disbursements may be made and into which only advances under the Revolving Credit and (prior to the occurrence of a Cash Management Condition) proceeds from the Blocked Account, may be deposited .
               (b) The contents of each DDA (other than the Operating Account), the Blocked Account constitute Collateral and Proceeds of Collateral. Funds in the Concentration Account constitute a payment of Liabilities when collected to the extent of Liabilities.
               (c) The Borrowers shall not establish any Blocked Account hereafter except upon not less than thirty (30) days prior written notice to the Agent and the delivery to the Agent of a Blocked Account Agreement with respect thereto.
               (d) The Borrowers shall pay all fees and charges of, and maintain such minimum balances as may be required by the Agent or by any bank in which any account is opened as required hereby (even if such account is opened by the Agent).

        7.4.   Proceeds and Collection of Accounts
               (a) All Receipts constitute Collateral and Proceeds of Collateral and (other than Receipts from the sale of Investment Property or Permitted Investments) shall be held in trust by the Borrowers for the Agent, shall not be commingled with any of the Borrowers' other funds and shall be deposited and/or transferred prior to the occurrence of a Cash Management Condition, only to the Blocked Account. Following the occurrence of a Cash Management Condition, all Receipts shall be deposited or transferred only to the Concentration Account.
               (b) The Borrowers shall cause the ACH or wire transfer to the Blocked Account or the Concentration Account, as the case may be, no less frequently than each Business Day (and whether or not there is then an outstanding balance in the Loan Account) of the following:
                      (i) The contents of each DDA (other than (A) any Local Disbursement Account and (B) the Operating Account). Each such transfer shall be net of any minimum balance, not to exceed the balances set forth in Exhibit 7.4(b)(i) for each DDA, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.
                      (ii) The proceeds of all credit card charges not otherwise provided for pursuant hereto.
               (c) At any time following the occurrence of a Cash Management Condition and whether or not any Liabilities are then outstanding, the Borrowers shall undertake the following (and the Agent may give notice to the bank at which the Blocked Account is maintained to undertake the following):
                      (i) Cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained.
                      (ii) Cause to be transferred to the Agent's control, or to an intermediary subject to a control agreement with the Agent, all cash (other than on deposit in the Local Disbursement Accounts), Investment Property and other Permitted Investments.
In the event that, notwithstanding the provisions of this Section 7.4(c), any of the Borrowers receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by the Borrowers for the Agent and shall not be commingled with any of the Borrowers' other funds or deposited in any account of the Borrowers other than as instructed by the Agent.

        7.5.   Payment of Liabilities.
               (a) On each Business Day following the occurrence and during the continuance of a Cash Management Condition, the Agent shall apply, towards the unpaid balance of the Loan Account, the then collected balance of the Concentration Account (net of fees charged, and of such minimum balances as may be required by the bank at which the Concentration Account is maintained).
               (b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:
                      (i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that such deposit is received by the Agent by 2:00 PM on that Business Day.
                      (ii) Funds paid to the Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that such payment is received by the Agent by 2:00PM on that Business Day.
                      (iii) If a deposit to the Concentration Account (Section 7.5(b)(i)) or payment (Section 7.5(b)(ii)) is not received by the Agent until after 2:00 PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the next succeeding Business Day.
                      (iv) All deposits to the Concentration Account and other payments to the Agent are subject to clearance and collection.
               (c) The Agent shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7.5(a) (less those amounts which are to be netted out, as provided therein) provided, however, in the event that both (i) a Suspension Event has occurred and (ii) one or more L/C's are then outstanding, the Agent may establish a funded reserve of up to 105% of the aggregate Stated Amounts of such L/C's.

        7.6. The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrowers upon, and other disbursements shall be made by the Borrowers solely from, the Operating Account and the Local Disbursement Accounts..

ARTICLE VIII - GRANT OF SECURITY INTEREST:
        8.1. Grant of Security Interest. To secure the Borrowers' prompt, punctual, and faithful performance and payment of all and each of the Liabilities, each Borrower hereby grants to the Agent, for the ratable benefit of the Lenders, a continuing security interest in and to, and assigns to the Agent, for the ratable benefit of the Lenders, the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the "COLLATERAL"):
               (a)    All Accounts.
               (b)    All Inventory.
               (c)    All General Intangibles.
               (d)    All Equipment.
               (e)    All Goods.
               (f)    All Fixtures.
               (g)    All Chattel Paper.
               (h) All books, records, and information relating to the Collateral and/or to the operation of the Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.
               (i) All Investment Property, Instruments, Documents, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.

               (j) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing (8.1(a) through 8.1(i)) or otherwise.
               (k) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8.1(a) through 8.1(j), including the right of stoppage in transit.

        8.2. Extent and Duration of Security Interest. The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by the Borrowers to the Agent and shall continue in full force and effect until all Liabilities have been paid and/or satisfied in full, no more Commitments exist and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Agent, which termination shall not unreasonably be withheld.

ARTICLE IX - AGENT AS BORROWERS' ATTORNEY-IN-FACT:
        9.1. Appointment as Attorney-In-Fact. The Borrowers hereby irrevocably constitutes and appoints the Agent as the Borrowers' true and lawful attorney, with full power of substitution, effective following Acceleration to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the ratable benefit of the Agent and the Lenders. The rights and powers granted the Agent by the within appointment include but are not limited to the right and power to:
               (a) Prosecute, defend, compromise, or release any action relating to the Collateral.
               (b) Sign change of address forms to change the address to which the Borrowers' mail is to be sent to such address as the Agent shall designate; receive and open the Borrowers' mail; remove any
Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrowers or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrowers, or other legal representative of the

Borrowers whom the Agent determines to be the appropriate person to whom to so turn over such mail.
               (c) Endorse the name of the Borrowers in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrowers on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral (with copies of the foregoing to be made available by Agent to the Lead Borrower).
               (d) Sign the name of the Borrowers on any notice to the Borrowers' Account Debtors or verification of the Receivables Collateral; sign the Borrowers' name on any proof of claim in bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.
               (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which the Borrowers are a beneficiary.
               (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrowers.
               (g) Use, license or transfer any or all General Intangibles of the Borrower.

        9.2. No Obligation to Act. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1 herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of the reasonable exercise of such power, and shall not be responsible to the Borrowers for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent, actual bad faith, constituted willful misconduct or was commercially unreasonable.

ARTICLE X - EVENTS OF DEFAULT:
        The occurrence of any event described in this Article X shall, upon the passage of any applicable grace or cure period, constitute an "EVENT OF DEFAULT". Upon the occurrence of any Event of Default described in Section 10.11, any and all Liabilities shall become due and payable without any further act on the part of the Agent or any Lender. Upon the occurrence of any other Event of Default, any and all Liabilities shall become immediately due and payable, at the option of the Agent or at the direction of the SuperMajority Lenders and upon notice or demand to the Lead Borrower. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Agent or any Lender and the Borrowers and instruments, whether such agreements now exist or hereafter arise.

        10.1. Failure to Pay Revolving Credit. The failure by the Borrowers to pay (i) any principal amount when due and (ii) any interest or fees within three
(3) Business Days of when due, under the Revolving Credit.

        10.2. Failure To Make Other Payments. The failure by the Borrowers to pay within five (5) Business Days of when due (or upon demand, if payable on demand) any payment Liability other than under the Revolving Credit.

        10.3. Failure to Perform Covenant or Liability (No Grace Period). The failure by the Borrowers to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in
Section 10.1 or Section 10.2 hereof, and included in any of the following provisions hereof:
                  Section             Relates to            :
                  ------------------------------------------
                  4.3(b)                Notice of Name Change
                  4.6                   Location of Collateral
                  4.7                   Title to Assets
                  4.8                   Indebtedness
                  4.10                  Insurance Policies
                  4.15                  Pay taxes
                  4.20                  Dividends, Investments, Repurchases and
                                               Debt Retirement

                  4.25                  Additional Assurances
                  5.1                   Maintain Records
                  5.2                   Access to Records
                  5.3                   Immediate Notice to Agent
                  5.4                   Borrowing Base Certificate
                  5.10                  Inventories, Appraisals, and Audits
                  5.11                  Additional Financial Information
                  5.12                  Financial Performance Covenants
                  6.1                   Use of Collateral
                  Article VII           Cash Management

provided, however, that in the case of a breach of any covenant set forth in Sections 4.3, 4.6, 4.7, 4.15 and 4.25, no such occurrence (either singly or in the aggregate) shall be an Event of Default unless it (i) has a Material Adverse Effect, (ii) result in an impairment, loss or diminution of Collateral of $5 Million or more or (iii) is not cured within ten (10) days written notice from the Agent as provided in Section 10.4; provided further, however, in the case of
Section 5.4, no such occurrence shall be an Event of Default if cured within three (3) Business Days.

        10.4. Failure to Perform Covenant or Liability (Grace Period). The failure by the Borrowers, upon ten (10) days written notice by the Agent to the Lead Borrower, to cure the Borrowers' failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant or Liability not described in any of Sections 10.1, 10.2, or 10.3 hereof.

        10.5. Misrepresentation. The reasonable determination by the Agent, made in good faith that any material representation or warranty at any time made by the Borrowers to the Agent or any Lender, was not true or complete in all material respects when given.

        10.6. Acceleration of Other Debt; Breach of Lease. The occurrence of any event such that any Indebtedness of the Borrowers in excess of $5,000,000 to any creditor other than the Agent or any Lender has been accelerated or, without the consent of such Borrowers twenty (20) Leases are terminated at any given time.

        10.7. Default Under Other Agreements. The occurrence of any breach or default under any agreement between the Agent and the Borrowers (and which does not constitute a Loan Document), whether such agreement now exists or hereafter arises (notwithstanding that the Agent may not have exercised its rights upon default under any such other agreement, instrument or paper), which breach has not been cured within twenty (20) days or (if more) any applicable cure period.

        10.8. Uninsured Casualty Loss. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral, in excess of $5 Million during any calendar year while this Agreement is in effect.

        10.9.  Judgment; Restraint of Business.
               (a) The service of process upon the Agent or any Lender or any Participant seeking to attach, by trustee, mesne, or other process, any of a Borrower's funds on deposit with, or assets of such Borrower in the possession of, the Agent or any Lender or such Participant, which is not timely contested in good faith by such Borrower by appropriate proceedings, or if so contested, is not dismissed within the applicable appeals period.
               (b) The entry of any judgments against any Borrower or group of Borrowers in excess of $5 Million in the aggregate, which judgment(s) are not satisfied (if a money judgment), bonded or appealed from (with execution or similar process stayed) within the applicable appeal period.
               (c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by any Borrower of its business in the ordinary course which would result in a Material Adverse Effect.

        10.10. Business Failure. Any act by, against, or relating to any Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of such Borrower's property, and which, if commenced against such
Borrower, is not timely contested in good faith by such Borrower by appropriate proceedings, or if so contested, is not dismissed within sixty (60) days of when filed; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for such Borrower; the offering by or entering into by any Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of such Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Borrower of the liquidation or winding up of all or any part of such Borrower's business or operations.

        10.11. Bankruptcy. The failure by any Borrower to generally pay its debts as they mature; adjudication of bankruptcy or insolvency relative to any Borrower; the entry of an order for relief or similar order with respect to any Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Borrower initiating any matter in which such Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Borrower initiating any matter in which that Borrower is or may be granted any relief from the debts of such Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure, if such complaint, application, or petition is not timely contested in good faith by such Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty
(60) days of when filed.

        10.12. Indictment; Forfeiture. The indictment of, or institution of any legal process or proceeding against, any Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of any Borrower and/or the imposition of any stay or other order, to the extent such relief, penalties, remedies, stay or other order would reasonably be expected to have a Material Adverse Effect.

        10.13 Foreign Proceeding. There occurs in relation to any Borrower in any country or territory in which it carries on business or, to the jurisdiction of whose courts any of its assets is subject, any event which, in the reasonable opinion of the Agent, appears to correspond to or to have an effect equivalent or substantially similar to any of those referenced in Sections 10.9 through and including 10.12 or any Borrower becomes subject (other than as a creditor or claimant) in any such country or territory to the operation of any law relating to bankruptcy, insolvency, or liquidation, to the extent such event or such Borrower becoming subject to such a law would result in a Material Adverse Effect.

        10.14. Challenge to Loan Documents.
               (a) Any challenge in writing by or on behalf of any Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the material substance of such Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.
               (b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable substantially in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any material security interest created by any Loan Document or which determines any material payment made pursuant thereto is void or voidable.

        10.15. Change in Control.  Any Change in Control.

ARTICLE XI - RIGHTS AND REMEDIES UPON DEFAULT:
        In addition to all of the rights, remedies, powers, privileges, and discretions which the Agent is provided prior to the occurrence of an Event of Default, the Agent shall have the following rights and remedies after and during the occurrence of any Event of Default.

        11.1. Rights of Enforcement. The Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Agent shall have all and each of the following rights and remedies after and during the occurrence of any Event of Default:
               (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral;
               (b) To take possession of all or any portion of the Collateral; (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral;
               (d) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral;
               (e) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities; and
               (f) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

        11.2.  Sale of Collateral.
               (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent's disposition of the Collateral.
               (b) The Agent, in the exercise of the Agent's rights and remedies upon default, may conduct one or more going out of business sales, in the Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Borrower. The Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Agent or such agent or contractor and neither the Borrowers nor any Person claiming under or in right of the Borrowers shall have any interest therein.
               (c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Lead Borrower with such notice as may be practicable under the circumstances), the Agent shall give the Lead Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Borrowers agree that such written notice shall satisfy all requirements for notice to the Borrowers which are imposed under the UCC or other applicable law with respect to the exercise of the Agent's rights and remedies upon default.
               (d) The Agent and any Lender may, to the extent permitted by the UCC, purchase the Collateral, or any portion of it at any sale held under this Article.
               (e) If any of the Collateral is sold, leased, or otherwise disposed of by the Agent on credit, the Liabilities shall be deemed to have been reduced as a result thereof to the extent that payment is finally received thereon by the Agent.
               (f) The Agent shall apply the proceeds of any exercise of the Agent's Rights and Remedies under this Article 11 towards the Liabilities in such manner, and with such frequency, as the Agent may reasonably determine.

        11.3. Occupation of Business Location. In connection with the Agent's exercise of the Agent's rights under this Article XI, the Agent may, unless prohibited by law, enter upon, occupy, and use any premises owned or occupied by any Borrower, and may, unless prohibit by law, exclude the Borrowers from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent's taking possession thereof, and may render any Collateral unusable to the Borrowers. In no event shall the Agent be liable to the Borrowers for use or occupancy by the Agent of any premises pursuant to this Article XI, nor for any charge (such as wages for the Borrowers' employees and utilities) incurred in connection with the Agent's exercise of the Agent's Rights and Remedies.

        11.4. Grant of Nonexclusive License. Each Borrower hereby grants to the Agent a royalty free nonexclusive irrevocable license, subject to the terms of any applicable licensing agreement, with any third party licensor, to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Agent's exercise of the rights hereunder, in connection with any sale or other disposition of Inventory.

        11.5. Assembly of Collateral. The Agent may require the Borrowers to assemble the Collateral and make it available to the Agent at the Borrowers' sole risk and expense at a place or places which are reasonably convenient to both the Agent and Borrowers.

        11.6. Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the " AGENT'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, regarding a particular, limited exercise of the Agent's rights and Remedies shall preclude any other or further exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it, in the absence of express provisions in that regard, be deemed a continuing waiver. All of the Agent's Rights and Remedies and all of the Agent's rights, remedies, powers, privileges, and discretions under any other agreement or transaction may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine. The Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE XII - NOTICES:
        12.1. Notice Addresses. All notices, demands, and other communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given as provided in Section 12.2:

If to the Agent:       BankBoston Retail Finance Inc.
                       40 Broad Street
                       Boston, Massachusetts 02109
                       Attention   :  Ms. Elizabeth A. Ratto,
                                      Managing Director
                       Fax         :  617-434-4339

    With a copy to:    Stroock & Stroock & Lavan LLP
                       100 Federal Street
                       Boston, Massachusetts  02110
                       Attention   :  Peter J. Antoszyk, Esquire
                       Fax         :  617-330-5111

If to the Borrower:    Lechters, Inc.
                       One Cape May Street
                       Harrison, New Jersey 07029
                       Attention   :  James J. Sheppard, Chief Financial Officer
                       Fax         :  973-481-7330

     With a copy to:   Sheon Karol, General Counsel
                       Lechters, Inc.
                       One Cape May Street
                       Harrison, New Jersey 07029
                       Fax:        :  973-481-0182

        12.2.  Notice Given.
               (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):
                      (i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.

                      (ii) By recognized overnight express delivery: the Business Day following the day when sent.
                      (iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than two (2) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the next succeeding Business Day.
                      (iv) By facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than two (2) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the next succeeding Business Day.
               (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or facsimile number for which no due notice was given shall each be deemed receipt of the notice sent.

ARTICLE XIII - REVOLVING CREDIT FUNDINGS AND DISTRIBUTIONS:
        13.1.  Revolving Credit Funding Procedures:  Subject to Section 13.2:
               (a) The Agent shall advise each of the Lenders by no later than 2:00PM (Boston Time) on any day on which any Revolving Credit Loan other than a SwingLine Loan is to be made. Such advice, in each instance, may be by telephone, provided that any such telephonic advice shall be confirmed in writing and shall include reference (as applicable) to the interest rate applicable to the proposed Revolving Credit Loan.
               (b) Each Lender, by no later than the end of business on the day on which the subject Revolving Credit Loan is to be made, subject to that Lender's Dollar Commitment, shall transfer that Lender's Percentage Commitment of the requested Revolving Credit Loan to the Agent.

        13.2   SwingLine Loans
               (a) In the event that, when a Revolving Credit Loan is requested, the aggregate unpaid balance of the SwingLine Loan is less than the SwingLine Loan Ceiling, then the SwingLine Lender may advise the Agent that the SwingLine Lender has determined to include up to the amount of the requested Revolving Credit Loan as part of the SwingLine Loan.

In such event, the SwingLine Lender shall Transfer the amount of the requested Revolving Credit Loan to the Agent.
               (b) The SwingLine Loan shall be converted to a Revolving Credit Loan in which all Lenders participate as follows:
                      (i) Weekly, the SwingLine Lender shall advise the Agent that the SwingLine Loan is to be converted to a Revolving Credit Loan in which all Lenders participate.
                      (ii) At the initiation of a Liquidation, the entire unpaid principal balance of the SwingLine Loan shall be converted to a Revolving Credit Loan in which all Lenders participate.
In either such event, the Agent shall advise each Lender of such conversion as if, and with the same effect as if such conversion were the making of a Revolving Credit Loan as provided in Section 13.1.
               (c) The SwingLine Lender, in separate capacities, may also be the Agent and a Lender.
               (d) The SwingLine Lender, in its capacity as SwingLine Lender, is not a "Lender" for any of the following purposes:
                      (i) Except as otherwise specifically provided in the relevant Section, any distribution pursuant to Section 14.7.
                      (ii) Determination of whether the requisite Commitment Percentage has Consented to action requiring such Consent.
        13.3   Agent's Covering of Fundings:
               (a) Each Lender shall make available to the Agent, as provided herein, that Lender's Commitment Percentage of the following:
                      (i) Each Revolving Credit Loan, up to the maximum amount of that Lender's Dollar Commitment.
                      (ii) Each L/C Drawing (to the extent that such L/C Drawing is not "covered" by a Revolving Credit Loan as provided herein).
               (b)      In all circumstances, the Agent may:

                      (i)        Assume  that  each  Lender  timely  shall  make
        available  to the Agent  that  Lender's  Commitment  Percentage  of each
        Revolving  Credit Loan  notice of which is provided  pursuant to Section
        12.1 and shall make available, to the extent not "covered" by a Revolving Credit Loan, its Commitment Percentage of each L/C Drawing.
                      (ii) In reliance upon such assumption,  make available the corresponding amount to the Borrowers.
                      (iii) Assume that each Lender  timely shall pay, and shall make available, to the Agent all other amounts which that Lender is obligated to so pay and/or make available hereunder or under any of the Loan Documents.
               (c) In the event that, in reliance upon any of such assumptions, the Agent makes available advances or pays a Lender's Commitment Percentage of one or more Revolving Credit Loans, L/C drawings, or any other amount to be made available hereunder or under any of the Loan Documents, which amounts a Lender (a "DELINQUENT LENDER") fails to provide to the Agent within one (1) Business Day of written notice of such failure, then:
                      (i)      The amount  which had been made  available by the
        Agent is an "AGENT'S COVER".
                      (ii) All  interest  paid by the  Borrowers on account of a
        Revolving Credit Loan or coverage of a L/C drawing which relate to an Agent's Cover shall be retained by the Agent until the Agent's Cover has been paid with interest by the applicable Delinquent Lender.
                      (iii) The  Delinquent  Lender  shall pay to the Agent,  on demand, interest (based upon a 360 day year and actual days elapsed) at a rate equal to the weighted average interest rate paid by the Agent for federal funds during the period during which such amount remains unpaid, on the principal balance of the Agent's Cover, from the date of the making of the Agent's Cover until repaid.
                      (iv) The Agent  shall  succeed to all rights to payment to which the Delinquent Lender otherwise would have been entitled hereunder in respect of those amounts paid by or in respect of the Borrowers on account of any Agent's Cover together with interest until it is repaid by the applicable Delinquent Lender. Such payments shall be deemed made first towards the amounts in respect of which the Agent's Cover was provided and only then towards amounts in which the Delinquent Lender is then participating. For purposes of distributions to be made pursuant to
        Section  13.4(a) (which  relates to ordinary  course  distributions)  or
        Section  14.7  (which  relates  to   distributions   of  proceeds  of  a
        Liquidation) below, amounts shall be deemed distributable to a Delinquent Lender (and consequently, to the Agent to the extent to which the Agent is then entitled) at the highest level of distribution (if applicable) at which the Delinquent Lender would otherwise have been entitled to a distribution.

                      (v) Subject to Subsection 13.3(c)(iv), the Delinquent Lender shall be entitled to receive any payments from the Borrower which do not relate to an Agent's Cover.
               (d) A Delinquent Lender shall not be relieved, by virtue of any Agent's Cover or otherwise, of any obligation of such Delinquent Lender hereunder (all and each of which shall constitute continuing obligations on the part of any Delinquent Lender).
               (e) A Delinquent Lender may cure its status as a Delinquent Lender by paying the Agent the aggregate of the following:
                      (i) The Agent's Cover (to the extent not previously repaid by the Borrower and retained by the Agent in accordance with Subsection 13.3(c)(iv), above) with respect to that Delinquent Lender.
                      Plus
                      (ii) Any interest payable under Subsection 13.3(c)(iii), above.
                      Plus
                     (iii) All such costs and expenses as may be incurred by the Agent in the enforcement of the Agent's rights against such Delinquent Lender.

        13.4 Ordinary Course Distributions: Revolving Credit This Section 13.4 applies unless the provisions of Section 14.7 (which relates to distributions in the event of a Liquidation) become operative.
               (a) Weekly, on such day as may be set from time to time by the Agent (or more frequently at the Agent's option) the Agent and each Lender shall settle up on amounts advanced and payments received under the Revolving Credit.

               (b) The Agent shall distribute to the SwingLine Lender and to each Lender, their respective Pro-Rata shares of interest payments on the Revolving Credit Loans when actually received and collected by the Agent (excluding the one (1) Business Day settlement delay to the extent provided for in Section 8.6(a), which shall be for the account of the Agent only). For purposes of calculating interest due to a Lender, that Lender shall be entitled to receive interest on the actual amount contributed by that Lender towards the principal balance of the Revolving Credit Loans outstanding during the applicable period covered by the interest payment made by the Borrowers. Any net principal reductions to the Revolving Credit Loans received by the Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Lender, until the Agent has distributed to that Lender its Pro-Rata share thereof.
               (c) The Agent shall distribute fees paid on account of the Revolving Credit, as follows:
                      (i)    Unused (Line) Fee:      Pro-Rata to the Lenders.
                      (ii)   Early Termination Fee:  Pro-Rata to the Lenders.
                      (iii)  Underwriting Fee:       As provided in separate fee
                                                     letter  between  the  Agent
                                                     and the Lead Borrower.
                      (iv)   Agency Fee:             As provided in separate fee
                                                     letter  between  the  Agent
                                                     and the Lead Borrower.
               (d) No Lender shall have any interest in, or right to receive any part of the Underwriting Fee or Agent's Fee to be paid by the Borrowers to the Agent pursuant to the separate fee letters.
               (e) Any amount received by the Agent as reimbursement for any cost or expense (including without limitation, reasonable attorneys' fees) shall be distributed by the Agent to the Person entitled to such reimbursement as provided in this Agreement.
               (f) Each distribution pursuant to this Section 13.4 is subject to Section 13.3(c), above (which relates to Delinquent Lenders).

ARTICLE XIV - ACCELERATION AND LIQUIDATION:
        14.1   Acceleration Notices
               (a) The SuperMajority Lenders may give the Agent an Acceleration Notice at any time following the occurrence of an Event of Default. Such notice may be by multiple counterparts, provided that counterparts executed by the requisite Lenders are received by the Agent within a period of five (5) consecutive Business Days.

        14.2 Acceleration. Unless stayed by judicial or statutory process, the Agent shall Accelerate the Liabilities under the Loan Documents within a commercially reasonable time following the Agent's receipt of an Acceleration Notice from the SuperMajority Lenders, in compliance with Section 14.1(a).

        14.3  Initiation  of    Liquidation   Unless   stayed   by  judicial  or
statutory process, a Liquidation shall be initiated by the Agent within a commercially reasonable time following Acceleration of the Liabilities.

        14.4 Actions At and Following Initiation of Liquidation (a) At the initiation of a Liquidation:
                      (i) The unpaid principal balance of the SwingLine Loan (if any) shall be converted, pursuant to Section 13.1, to a Revolving Credit Loan in which all Lenders participate.
                      (ii) The Agent and the Lenders shall "net out" each Lender's respective contributions towards the Revolving Credit Loans, so that each Lender holds that Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loans and advances.
               (b) Following the initiation of a Liquidation, each Lender shall contribute towards any L/C thereafter honored and not immediately reimbursed by the Borrower that Lender's Revolving Credit Commitment Percentage of such honoring.

        14.5   Agent's Conduct of Liquidation
               (a) Any Liquidation shall be conducted by the Agent with the advice and assistance of the Lenders.
               (b) The Agent may establish one or more Nominees to "bid in" or otherwise acquire ownership to any Post Foreclosure Asset.
               (c) The Agent shall manage the Nominee and manage and dispose of any Post Foreclosure Assets with a view towards the realization of the economic benefits of the ownership of the Post Foreclosure Assets and in such regard, the Agent and/or the Nominee may operate, repair, manage, maintain, develop, and dispose of any Post Foreclosure Asset in such manner as the Agent determines is appropriate under the circumstances.
               (d) The Agent may decline to undertake or to continue taking a course of action or to execute an action plan (whether proposed by the Agent or by any Lender) unless indemnified to the Agent's satisfaction by the Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take that course of action or action plan.
               (e) The Agent and each Lender shall execute all such instruments and documents not inconsistent with the provisions of this Agreement as the Agent and/or the Nominee reasonably may request with respect to the creation and governance of any Nominee, the conduct of the Liquidation, and the management and disposition of any Post Foreclosure Asset.

        14.6   Distribution of Liquidation Proceeds:
               (a) The Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by the Agent in the exercise of rights as a secured creditor of the Borrowers and prior claims which the Agent anticipates may need to be paid.
               (b) The Agent shall distribute the proceeds of any Liquidation to itself and the Lenders.
               (c) In accordance with the relative priorities set forth in Section 14.7, each Lender shall, on the written request of the Agent and/or any Nominee, but not more frequently than once each month, reimburse the Agent and/or any Nominee, Pro-Rata, for any cost or expense reasonably incurred by the Agent and/or the Nominee in the conduct of a Liquidation, if such amount is not covered out of current proceeds of the Liquidation.

        14.7 Relative  Priorities To Proceeds of  Liquidation       The relative
priorities in which the proceeds of a Liquidation are to be applied are as follows:
               (a)          First:   To the Agent as reimbursement for all Costs
                                     of Collection incurred by the Agent and  to
                                     any funded reserve established pursuant  to
                                     Section 14.6(a) and on  account of  payment
                                     of the Agency Fee.
               (b)          Second:  The  SwingLine  Lender, on  account  of any
                                     SwingLine   loans   not   converted      to
                                     Revolving    Credit     Loans   pursuant to
                                     Section 14.4(a)(i).
               (c)          Third:   The Lenders, Pro-Rata, on account   of  the
                                     principal     balance  of  Revolving Credit
                                     Loans.
               (d)          Fourth:  The   Lenders, Pro-Rata,  on   account   of
                                     accrued interest on the  Revolving   Credit
                                     Loans.
               (e)          Fifth:   The Lenders, Pro-Rata,  on account  of  all
                                     fees,   including  without  limitation  the
                                     Unused  (Line) Fee and  Early   Termination
                                     Fee,  and  Costs of  Collection incurred by
                                     the Lenders.
               (f)          Sixth:   To  any  other  Liabilities  under the Loan
                                     Documents.

ARTICLE XV - THE AGENT:
        15.1   Appointment of Agent
               (a) Each Lender appoints and designates BBRF as the "Agent" hereunder and under the other Loan Documents.
               (b)     Each Lender authorizes the Agent:
                      (i) To execute those of the Loan Documents and all other instruments relating thereto to which Agent is a party.

                      (ii) To take such action on behalf of the Lenders and to exercise all such powers as are expressly delegated to the Agent hereunder and in the other Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.

        15.2   Responsibilities of Agent
               (a) The Agent shall have principal responsibilities for and primary authority for the administration of the credit facilities contemplated by the Loan Documents and for all matters for which the Agent is accorded responsibility under this Agreement, including the conduct of the Liquidation and the distribution of the proceeds of such Liquidation.
               (b) The Agent shall have no duties or responsibilities to, or any fiduciary relationship with, any Lender except for those expressly set forth in this Agreement.
               (c) Neither the Agent nor any of its affiliates shall be responsible to any Lender for any of the following:
                      (i) Any recitals, statements, representations or warranties made by the Borrowers, or any other person.
                      (ii) any appraisals or other assessments of the assets of the Borrowers or of anyone else responsible for or on account of the Liabilities.
                      (iii) The value, validity, effectiveness, genuineness, enforceability, or sufficiency of the Loan Agreement, any other Loan Documents or any other document referred to or provided for therein.
                      (iv) Any failure by the Borrowers, or any other person (other than the Agent) to perform their respective obligations under the Loan Documents.
               (d) The Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney in fact shall be responsible for any action taken or omitted to be taken by any other such Person.
               (e) Neither the Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken by any other of them nor for any action taken or omitted to be taken in connection herewith, or with respect to the credit facility contemplated by this Agreement, except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.
               (f) The Agent shall have no responsibility in any event for more funds than the Agent actually receives and collects.
               (g) The Agent, in its separate capacity as Lender, shall have the same rights and powers hereunder as any other Lender.

        15.3   Concerning Distributions By the Agent
               (a) The Agent, in its reasonable discretion based upon its determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.
               (b) The Agent may disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Agent the sum paid to that person that exceeds the amount actually received by the Agent.
               (c) If, in the opinion of the Agent, the distribution of any amount received by the Agent might involve the Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then the Agent may refrain from making distribution until the Agent's right to make distribution has bee adjudicated by a court of competent jurisdiction.
               (d) The proceeds of any Lender's exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Lenders Pro-Rata based upon their respective contributions to the then principal balance of the Revolving Credit (and shall be deemed distributions by the Agent hereunder).

               (e) Each Lender acknowledges that the crediting of the Borrowers with the "proceeds" of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such "proceeds" will be made by Agent to any Lender.
               (f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by Agent is to be repaid or disgorged, or (y) the Lenders, acting by Consent of the SuperMajority Lenders, determine to effect such repayment or disgorgement, then each Lender to which any such distribution shall have been made shall repay, to the Agent, that Lender's Pro-Rata share of the amount so adjudged or determined to be repaid or disgorged.

        15.4 Dispute Resolution: Any dispute among the Lenders and/or the Agent hereunder, under any of the other Loan Documents, or concerning the interpretation, administration, or enforcement of the credit facilities contemplated by this Agreement or the interpretation or administration of any Loan Document which cannot be resolved amicably shall be resolved in the United States District Court for the District of Massachusetts, sitting in Boston or in the Superior Court of Suffolk County, Massachusetts, to the jurisdiction of which courts all parties hereto hereby submit.

        15.5 Distributions of Notices and of Documents The Agent will forward to each Lender, promptly after the Agent's receipt thereof, a copy of each notice or other document furnished to the Agent pursuant to the Loan Documents, including monthly, quarterly, and annual financial statements received from the Borrower pursuant to Article V of this Agreement, other than any of the following:
               (a) Routine communications associated with requests for Revolving Credit Loans and/or the issuance of L/C's.
               (b)       Routine and nonmaterial communications;
               (c) Any notice or document required by any of the Loan Documents to be furnished to the Lenders by the Lead Borrower or any Borrower.

               (d)       Any   notice   or   document of  which  the  Agent  has
knowledge that such notice or document had been forwarded to the Lenders other than by the Agent.

        15.6   Confidential Information:
               Each Lender will maintain, as confidential, all of the following:
               (a) Proprietary approaches, techniques, and methods of analysis which are applied by the Agent in the administration of the credit facility contemplated by the Loan Agreement.
               (b) Proprietary forms and formats utilized by the Agent in providing reports to the Lenders pursuant hereto, which forms or formats are not of general currency.
               (c) Confidential information provided by any Borrower pursuant to the Loan Documents, other than any information which becomes known to the general public through sources other than that Lender. Nothing included herein shall prohibit the disclosure of any such information as may be required to be provided by judicial process or by regulatory authorities having jurisdiction over any party to this Agreement.

        15.7 Reliance by Agent. The Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by the Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by the Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, the Agent shall in all events be fully protected in acting or in refraining from acting, in accordance with the applicable Consent required by this Agreement. Instructions given with the requisite Consent shall be binding on all Lenders.

        15.8   Non-Reliance on Agent and Other Lenders
               (a) Each Lender represents to all other Lenders and to the Agent that such Lender:

                      (i) Independently and without reliance on any representation or act by the Agent or by any other Lender, and based on such documents and information as that Lender has deemed appropriate, has made such Lender's own appraisal of the financial condition and affairs of the Borrowers and decision to enter into this Agreement and the other Loan Documents.
                      (ii) Has relied upon that Lender's review of the Loan Documents and such review of the Loan Documents by counsel to that Lender as that Lender deemed appropriate under the circumstances.
               (b) Each Lender agrees that such Lender, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as such Lender shall deem appropriate at the time, will continue to make such Lender's own appraisals of the financial condition and affairs of the Borrowers when determining whether to take or not to take any discretionary action under this Agreement or any other Loan Document.
               (c) The Agent, in the discharge of its duties hereunder, shall not be required to make inquiry of, or to inspect the properties or books of, any Person.
               (d) Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder (as to which, see Section 15.5), the Agent shall not have any affirmative duty or responsibility to provide any Lender with any credit or other information concerning any Person which may come into the possession of the Agent or any of its Affiliates.
               (e) Each Lender shall have reasonable access to all documents relating to the Agent's performance of the Agent's duties hereunder at such Lender's request.

        15.9 Indemnification. Without limiting the liabilities of the Borrowers under any of the Loan Documents, each Lender shall indemnity the Agent, Pro-Rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against the Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms hereof or of any other documents, provided, however, that no Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the Agent as to which a final judicial determination has been or is made (in a proceeding in which the Agent has had an opportunity to be heard) that the Agent had acted in a grossly negligent manner or in bad faith, or has engaged in willful misconduct.

        15.10  Resignation of Agent
               (a) The Agent may resign at any time by giving 60 days prior written notice thereof to the Lenders and the Lead Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent (provided, that no such consent of the Lead Borrower shall be requested if an Event of Default has occurred, and provided, further that such consent shall be deemed given if no written objection is received within seven days of the Lead Borrower's receipt of notice of such successor). If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the giving of notice by the Agent, then the resigning Agent may appoint a successor Agent, which shall be a financial institution with an office in the Northeastern United States having a combined capital and surplus in excess of $500,000,000.00. The consent of the Borrowers otherwise required by this Section 15.10(a) shall not be required if an Event of Default has occurred.
               (b) Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent's duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final judicial determination has been or is made (in a proceeding in which the (resigning) Agent has had an opportunity to be heard) that such Agent had acted in a grossly negligent manner or in bad faith or has engaged in willful misconduct.

               (c) After the retiring Agent's resignation, the provisions of this Agreement shall continue in effect for the retiring Agent's benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

ARTICLE XVI - ACTION BY AGENT; CONSENTS; AMENDMENTS; WAIVERS:
        16.1   Administration of Credit Facilities
               (a) Except as otherwise specifically provided in this Agreement, the Agent may take any action with respect to the credit facility contemplated by the Loan Documents as the Agent determines to be appropriate within its area of responsibility and authority, as set forth in Sections 15.2(b) and 15.2(a), provided, however, the Agent is not under any affirmative obligation to take any action which it is not required by this Agreement or the other Loan Documents specifically to so take.
               (b) Except as specifically provided in the following Sections of this Agreement, whenever this Agreement or any other Loan Document provides that action may be taken or omitted to be taken in the Agent's discretion, the Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the Lenders:

     Actions Described in Section            Type of Consent Required
     ----------------------------            ------------------------
                 16.2                        Majority Lenders
                 16.3                        SuperMajority Lenders
                 16.5                        Unanimous Consent
                 16.6                        Consent of SwingLine Lender


               (c) The rights granted to the Lenders in those sections referenced in Section 16.1(b) shall not otherwise limit or impair the Agent's exercise of its discretion under the Loan Documents.
               (d) The Lenders agree that, subject to Section 16.3(a), any advance under the Revolving Credit which results in a Permissible Overloan may be made by the Agent in its discretion without the Consent of the Lenders and that each Lender shall be bound thereby.

        16.2 Actions Requiring Consent or Direction of Majority Lenders. Except as otherwise provided in this Agreement, the Consent or direction of the Majority Lenders is required for any amendment, waiver, or modification of any Loan Document.

        16.3 Actions Requiring Consent or Direction of SuperMajority Lenders. The Consent or direction of the SuperMajority Lenders is required as follows:
               (a) To permit a Permissible Overloan to be outstanding for more than 60 consecutive Business Days or more than twice in any twelve month period.
               (b) If an Event of Default (other than an Event of Default arising under Section 10.11) shall have occurred and be continuing, the SuperMajority Lenders may direct the Agent to suspend the Revolving Credit (including the making of any Permissible Overloans), whereupon, as long as such Event of Default exists and is continuing, Revolving Credit Loans shall be made and L/C's shall be issued, amended, or renewed only with Consent of the SuperMajority Lenders.
               (c) If an Event of Default has occurred and not been duly waived, the SuperMajority Lenders may direct the Agent to:
                      (i)    Give   an   Acceleration Notice in accordance  with
        Section 14.1(a); or
                      (ii) Increase the rate of interest to the default rate of interest as provided in, and to the extent permitted by, the Loan Agreement.

        16.4   Intentionally Deleted.

        16.5 Actions Requiring or Directed By Unanimous Consent. None of the following may take place except with the written consent of each Lender adversely affected thereby or with Unanimous Consent.
               (a) Any increase in any Lender's Dollar Commitment (other than by reason of the application of Section 16.9 (which deals with Nonconsenting Lenders) or Section 17.1 (which deals with assignments and participations)).
               (b) Any decrease in any interest rate or fee payable to the Lenders on account of the Revolving Credit Loans.

               (c)      Any extension of the Maturity Date.
               (d) Any forgiveness of all or any portion of any payment Liability. (e) Any release of a material portion of the Collateral not otherwise permitted, required or provided for in the Loan Documents.
               (f) Any amendment of the definition of the terms "Borrowing Base", or "Availability" or of any definition of any component thereof, such that more credit would be available to the Borrowers, based on the same assets, than would have been available to the Borrowers immediately prior to such amendment, it being understood, however, that:
                      (i) The foregoing shall not limit the adjustment by the Agent of any Reserve in the Agent's administration of the Revolving Credit as otherwise permitted by this Agreement; and
                      (ii) The foregoing shall not prevent the Agent, in its administration of the Revolving Credit, from restoring any component of the Borrowing Base which had been lowered by the Agent back to the value of such component as stated in this Agreement or to an intermediate value.
               (g) Any release of any Person obligated on account of the Liabilities;
               (h) The making of any Revolving Credit Loan which, when made, exceeds Availability and is not a Permissible Overloan, provided, however, that
                      (i) No Consent shall be required in connection with the making of any Revolving Credit Loan to "cover" any honoring of a drawing under any L/C; and
                     (ii)     Each  Lender  acknowledges  that subsequent to the
        making    of    a    Revolving    Credit   Loan   which     does    not
        constitute a Permissible Overloan, the unpaid principal balance of the Loan Account may exceed Borrowing Base on account of changed circumstances beyond the control of the Agent (such as a drop in collateral value).
               (i) The waiver of the obligation of the Borrowers to reduce the unpaid principal balance of loans under the Revolving Credit to an amount so that a Permissible Overloan does not exceed 5% of the Loan Ceiling, or subject to the time limits included in Section 16.3(a) (which relates to the outside limit on the number of consecutive Business Days that a Permissible Overloan may be outstanding);

               (j)      Any  amendment of this Article 16;
               (k)      Amendment of the definitions of the following terms:
                        "Loan to Collateral Reserve"
                        "Majority Lender"
                        "Permissible Overloan"
                        "SuperMajority Lenders"
                        "Unanimous Consent"
               (l) Any continuation of the Revolving Credit following the occurrence and during the continuance of an Event of Default under Section 10.11.

        16.6 Actions Requiring SwingLine Lender Consent No action under, amendment of, or waiver of compliance with, any provision of this Agreement or any of the other Loan Documents which affects the SwingLine Lender may be undertaken without the Consent of the SwingLine Lender.

        16.7   Actions Requiring Agent's Consent
               (a) No action under, amendment of, or waiver of compliance with, any provision of this Agreement or any of the other Loan Documents which affects the Agent in its capacity as an Agent may be undertaken without the consent of the Agent; and
               (b) No action referenced herein which affects the rights, duties, obligations or liabilities of the Agent shall be effective without the written consent of the Agent.

        16.8   Miscellaneous Actions:
               (a) Notwithstanding any other provision of this Agreement, no single Lender independently shall exercise any right of action or enforcement against or with respect to the Borrowers.
               (b) The Agent shall be fully justified in failing or refusing to take action under this Agreement or any other Loan Document on behalf of any Lender unless the Agent shall first
                      (i) Receive such clear, unambiguous, written instructions as the Agent deems appropriate; and

                      (ii) Be indemnified to the Agent's satisfaction by the Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, or in bad faith or shall constitute willful misconduct.
               (c) The Agent may establish reasonable procedures for the providing of direction and instructions from the Lenders to the Agent, including the Agent's reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Commitment Percentage of Lenders has provided its direction or instructions.

        16.9   Nonconsenting Lenders:
               (a) In the event that a Lender (in this Section 16.9, a "NonConsenting Lender") does not provide its Consent to a proposal by the Agent to take action which requires consent under this Article XVI, then one or more Lenders who provided Consent to such action may require the assignment, without recourse and in accordance with the procedures outlined in Section 17.1, of the NonConsenting Lender's Commitment on fifteen (15) days written notice to the Agent and to the NonConsenting Lender.
               (b) At the end of such fifteen (15) days, the Lenders who have given such written notice shall Transfer the following to the NonConsenting Lender, but only if the NonConsenting Lender delivers to the Agent the Revolving Credit Note held by the NonConsenting Lender:
                      (i) Such NonConsenting Lender's Pro-Rata share of the principal and interest of the Revolving Credit Loans.
                      (ii) All fees due to the NonConsenting Lender to the date of such assignment.
                     (iii) Any out-of-pocket costs and expenses for which the NonConsenting Lender is entitled to reimbursement from the Borrowers.
               (c) In the event that the NonConsenting Lender fails to deliver to the Agent the Revolving Credit Note held by the NonConsenting Lender as provided in Section 16.9(b), then:

                      (i) The amount otherwise to be Transferred to the NonConsenting Lender shall be Transferred to the Agent and held by the Agent, without interest, to be turned over to the NonConsenting Lender upon delivery of the Revolving Credit Note held by that NonConsenting Lender;
                      (ii) The Revolving Credit Note held by the NonConsenting Lender shall have no force or effect whatsoever;
                     (iii) The    NonConsenting  Lender  shall  cease  to  be  a
                      "Lender"; and (iv) The Lender(s) which have Transferred the amount to the Agent as described above shall succeed to all rights and become subject to all of the obligations of the NonConsenting Lender as "Lender".
               (d) In the event that more than one (1) Lender wishes to require such assignment, the NonConsenting Lender's Commitment shall be divided amongst such Lenders, Pro-Rata based upon their respective Commitments, with the Agent coordinating such transaction.
               (e) The Agent shall coordinate the retirement of the Revolving Credit Note held by the NonConsenting Lender and the issuance of Revolving Credit Notes to those Lenders which "take-out" such NonConsenting Lender, provided, however, that no processing fee otherwise payable as provided in Section 17.1(c) shall be due under such circumstances.

ARTICLE XVII ASSIGNMENTS AND PARTICIPATIONS
        17.1   Assignments and Assumptions
               (a) Except as provided herein, each Lender (in this Section 17.1, an "ASSIGNING LENDER") may assign to one or more Eligible Assignees (in this Section 17.1, an "ASSIGNEE LENDER") all or a portion of such Lender's interests, rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment) and the same portion of the Revolving Credit Loans at the time owing to it, and of the Revolving Credit Note held by it, provided that:
                      (i)      The Agent  shall  have  given  its prior  written
        consent to such assignment, which consent shall not be unreasonably withheld, but need not be given if the proposed assignment would result in any Assignee Lender's having a Dollar Commitment of less than the "minimum hold" amount specified in Section 17.1(a)(iv).
                      (ii) If no Event of Default has occurred,  such assignment shall be subject to the consent of the Lead Borrower. Such consent shall not be unreasonably withheld or delayed and shall be deemed given if no written objection is received within seven (7) days of the Lead Borrower's receipt of notice of such proposed assignment.
                     (iii) Each  such assignment shall be of a constant, and not a varying, percentage of all the Assigning Lender's rights and obligations under this Agreement.
                      (iv) Following the  effectiveness of such assignment,  the
        Assigning Lender's Dollar Commitment (if not an assignment of all of the Assigning Lender's Commitment) shall not be less than $ 10 Million.
               (b) The parties to such assignment shall execute and deliver to the Agent, for recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT 17.1, annexed hereto (an "Assignment and Acceptance"):
               (c) The Assigning Lender shall deliver to the Agent, with such Assignment and Acceptance, the Revolving Credit Note held by such Assigning Lender and the Agent's processing fee of $3,000.00 provided, however, that no such processing fee shall be due where the Assigning Lender is one of the Lenders at the initial execution of this Agreement.
               (d) From and after the effective date specified in an Assignment and Acceptance which has been executed, delivered, and recorded (which effective date the Agent may delay by up to five (5) Business Days after the delivery of such Assignment and Acceptance):
                      (i)    The Assignee Lender;
                                    (A)   Shall be a party to this Agreement and
               the other Loan Documents (and to any amendments of this Agreement and the other Loan Documents) as fully as if the Assignee Lender had executed each.
                                    (B)   To  the  extent  of   the   Commitment
               assigned by such Assignment and Acceptance, have the rights and obligations of a Lender hereunder.

                             (ii) The  Assigning  Lender shall be released  from
               the Assigning Lender's obligations under this Agreement and the other Loan Documents to the extent of the Commitment assigned by such Assignment and Acceptance.
                             (iii) The Agent shall undertake to obtain and distribute replacement Revolving Credit Notes to such Assigning Lender and Assignee Lender. (e) Each party to an Assignment and Acceptance confirms to and agrees with all parties to this Agreement as to those matters which are set forth in such Assignment and Acceptance.
               (f) The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Revolving Credit Loans hereunder owing to, the Lenders from time to time. As between the Agent and the Lenders, the entries in the Register shall be conclusive, in the absence of manifest error, and the Agent and the Lenders may treat each Person whose name is recorded in the Register as a "Lender" hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lenders at any reasonable time and from time to time upon reasonable prior notice.
               (g) The Assigning Lender and Assignee Lender, directly between themselves, shall make all appropriate adjustments in payments for periods prior to the effective date of an Assignment and Assumption.

        17.2 Participations. Each Lender may sell participations to one or more financial institutions in all or a portion of such Lender's rights and obligations under the Loan Agreement, provided that no such participation shall include any provision which accords the Person purchasing such participation the right to consent to any action, amendment, or waiver which is subject to any requirement herein for approval by all or a requisite number or proportion of the Lenders. No such sale of a participation shall relieve a Lender from that Lender's obligations hereunder nor obligate the Agent to any Person other than a Lender.

        17.3 Pledges To Federal Reserve Banks Nothing included in this Agreement shall prevent or limit any Lender, to the extent that such Lender is subject to any of the twelve Federal Reserve Banks organized under sub-section 4 of the Federal Reserve Act (12 U.S.C. sub-section 341), from pledging all or any portion of that Lender's interest and rights under this Agreement to any such Federal Reserve Bank, provided, however, that neither such pledge nor the enforcement thereof shall release the pledging Lender from its obligations hereunder or under any of the Loan Documents.

ARTICLE XVIII - TERM:
        18.1. Termination of Revolving Credit. The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2.4(g) hereof) until the Termination Date.

        18.2. Effect of Termination. On the Termination Date, the Borrowers shall pay the Agent (whether or not then due), in immediately available funds, all then outstanding Liabilities including, without limitation: the entire balance of the Loan Account; any accrued and unpaid Line Fee; any payments due on account of the indemnification obligations included in Section 2.9(e); and all unreimbursed costs and expenses of the Agent and of each Lender for which the Borrowers are responsible; and shall make such arrangements concerning any L/C's then outstanding as are reasonably satisfactory to the Agent . Until such payment, all provisions of this Agreement, other than those contained in Article II which place an obligation on the Agent and any Lender to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities shall have been paid in full. The release by the Agent of the security and other collateral interests granted the Agent by the Borrowers hereunder may be upon such conditions and indemnifications as the Agent may reasonably require.

ARTICLE XIX - GENERAL:
        19.1. Protection of Collateral. The Agent has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent may include reference to the Borrowers

(and may utilize any logo or other distinctive symbol associated with the Borrowers) in connection with any advertising, promotion, or marketing undertaken by the Agent with the Lead Borrower's approval, which approval shall not be unreasonably withheld or delayed.

        19.2. Successors and Assigns. This Agreement shall be binding upon the Borrowers and the Borrowers' representatives, successors, and assigns and shall inure to the benefit of the Agent and each Lender and the respective successors and assigns of each provided, however, no trustee or other fiduciary appointed with respect to the Borrowers shall have any rights hereunder. In the event that the Agent or any Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

        19.3. Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

        19.4.  Amendments; Course of Dealing.
               (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrowers and the Agent and each Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent or any Lender to give notice to the Borrowers of the Borrowers' having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Agent in the manner by which Availability is determined shall obligate the Agent to continue to determine Availability in that manner.

               (b) The Borrowers may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent. No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Agent shall be in reliance upon all representations and warranties theretofore made to the Agent by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.
               (c) The following provisions of this Agreement may be amended without the consent of the Lead Borrower or any Borrower (a copy of which amendments shall be provided by the Agent to the Lead Borrower):

              Article                                                 Relates To
              -------                                                 ----------
                13:                                  Revolving Credit Fundings and Distributions

 15(other  than 15.10 with  respect to  required     The Agent
 notices to and consents of Lead Borrower):

 17(other than 17.1(a)(ii), 17.2 and 17.3 with       Assignments and  Participations
 respect to required notices to and consents of
                Lead Borrower):


        19.5. Power of Attorney. In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Agent full power (exercisable after and during the occurrence of an Event of Default) to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrowers might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrowers and each shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

        19.6. Application of Proceeds. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Agent determines in its sole discretion (subject, as between the Agent and the Lenders, to Section 14.7). The Borrowers shall remain liable for any deficiency remaining following such application.

        19.7.  Costs and Expenses of Agent and Of Lenders
               (a) The Borrowers shall pay on demand all Costs of Collection and all reasonable expenses of the Agent in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all costs and expenses of the Agent which relate to the credit facility contemplated hereby.
               (b) The Borrowers shall pay on demand all costs and expenses (including attorneys' reasonable fees) incurred, following the occurrence of any Event of Default, by each Lender in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as any such costs and expenses in connection with any "workout", forbearance, or restructuring of the credit facility contemplated hereby.
               (c) The Borrowers authorize the Agent to pay all such fees and expenses and in the Agent's discretion, to add such fees and expenses to the Loan Account.
               (d)      The  undertaking  on the part of the  Borrowers  in this
Section 19.7 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrowers, other than a termination, release, or discharge which given because all Liabilities had been paid in full.

        19.8. Copies and Facsimiles. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Agent or any Lender may be reproduced by such Lender or by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and any document so reproduced may be destroyed. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

        19.9. New York Law. Pursuant to Section 5-1401 of the New York General Obligations Law, this Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of New York.

        19.10. Consent to Jurisdiction.
               (a) Pursuant to Section 5-1402 of the New York General Obligations Law, the Borrowers agree that any legal action, proceeding, case, or controversy against any Borrower with respect to any Loan Document may be brought in the New York State courts and the United State District Court sitting in Manhattan, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Agreement, each Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.
               (b) To the extent permitted by applicable law, each Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Lead Borrower at the Lead Borrower's address for notices as specified herein, such service to become effective five (5) Business Days after such mailing.

               (c) Each Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.
               (d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other court of competent jurisdiction.
               (e) Each Borrower agrees that any action commenced by that Borrower asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in New York City and that such Courts shall have exclusive jurisdiction with respect to any such action.

        19.11. Indemnification. The Borrowers shall indemnify, defend, and hold the Agent and each Lender and any Participant and any employee, officer, or agent of any of the foregoing (each, an "INDEMNIFIED PERSON") harmless of and from any claim brought or threatened against any Indemnified Person by any Person other than any Borrower (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the relationship of the Borrowers with the Agent or any Lender (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrowers with the understanding that in the absence of an Event of Default any compromise or settlement shall be with the Lead Borrower's consent) other than any claim as to which a final determination is made in a judicial proceeding (in which the Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith or has engaged in willful misconduct. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrowers, other than a termination, release, or discharge which makes specific reference to this Section 19.11.

        19.12. Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:
               (a) Words in the singular include the plural and words in the plural include the singular.
               (b) Each representation, warranty, covenant, and undertaking of the Borrowers in any Loan Document is the joint and several representation, warranty, covenant, and undertaking of all of the Borrowers unless such representation, warranty, covenant or undertaking is made by the Lead Borrower alone or by any other specific Borrowers.
               (c) Titles, headings (indicated by being underlined or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument's meaning, construction, or effect.
               (d)      The words  "includes" and  "including" are not limiting.
               (e) Text which follows the words "including, without limitation" (or similar words) is illustrative and not limitational.
               (f) Except where the context otherwise requires or where the relevant subsections are joined by "or", compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision. Except where the context otherwise requires, compliance with any warranty or covenant of any Loan Document which includes subsections which are joined by "or" may be accomplished by compliance with any of such subsections.
               (g) Text which is shown in italics, shown in BOLD, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.
               (h)      The words "may not" are  prohibitive and not permissive.
               (i) Any reference to a Person's "knowledge" (or words of similar import) are to such Person's knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such "knowledge" (whether or not such investigation has actually been undertaken).

               (j) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.
               (k)      The symbol "$" refers to United States Dollars.
               (l) Unless limited by reference to a particular Section or provision, any reference to "herein", "hereof", or "within" is to the entire Loan Document in which such reference is made.
               (m) References to "this Agreement" or to any other Loan Document are to such instrument as amended to the date on which application of such reference is being made.
               (n) Except as otherwise specifically provided, all references to time are to Boston time.
               (o) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:
                      (i) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.
                      (ii)     The word "from" means "from and including".
                     (iii) The words "to" and "until" each mean "to, but excluding".
                     (iv)      The   work "through"  means "to  and  including".
               (p) In the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

        19.13. Intent.  It is intended that:
               (a)    This Agreement take effect as a sealed instrument.
               (b) The scope of the security interests created by this Agreement be broadly construed in favor of the Agent.
               (c) The security interests created by this Agreement secure all Liabilities under the Loan Documents, whether now existing or hereafter arising.

               (d) Unless otherwise explicitly provided herein, the Agent's consent to any action of the Borrowers which is prohibited unless such consent is given may be given or refused by the Agent in its sole discretion and without reference to Section 2.16 hereof.

        19.14. Right of Set-Off. Any and all deposits or other sums at any time credited by or due to any Borrower from the Agents, any Lender, or any participant (a "Participant") in the credit facility contemplated hereby or any from any Affiliate of the Agent or, any Lender, or any Participant and any cash, securities, instruments or other property of the Borrowers in the possession of the Agent, any Lender, any Participant or any such Affiliate, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrowers to the Agent and each Lender or any Participant or any such Affiliate and may be applied or set off against the Liabilities and against such obligations, following the occurrence of an Event of Default and then only with the consent of, or upon the direction of, the Agent and whether or not other Collateral is then available to the Agent, any Lender, or any Participant or any such Affiliate.

        19.15. Maximum Interest Rate. Regardless of any provision of any Loan Document, none of the Agent or any Lender shall be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by applicable law. Any payment which is made which, if treated as interest on a Liability would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were "Collateral."

        19.16. Waivers.
               (a) The Borrowers (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 19.16(b), below, knowingly, voluntarily, and intentionally, and understand that the Agent and each Lender, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers as provided herein, whether not or in the future, are relying on such waivers.
               (b) EACH BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:
                       (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.
                      (ii) Except as otherwise specifically required hereby or by applicable law, the right to notice and/or hearing prior to the Agent's exercising of the Agent's rights upon default.
                     (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWERS OR ANY OTHER PERSON AND THE AGENT OR ANY LENDER (AND THE AGENT AND EACH LENDER LIKEWISE WAIVE THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).
                      (iv) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Agent or any Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.
                      (v) Any claim to consequential, special, or punitive damages.

                                           LECHTERS, INC.
                                                ("LEAD BORROWER")


                                           By:  /s/ James J. Sheppard
                                           Print Name:  James J. Sheppard
                                           Title: Senior Vice President
                                                  and Chief Financial Officer


                                           ALL BORROWERS IN EXHIBIT A HERETO
                                            (other than the Lead Borrower)


                                           By:  /s/ James J. Sheppard
                                           Name:  James J. Sheppard
                                           Title: Senior Vice President
                                                  and Chief Financial Officer
                                                  of each such Borrower


                                           BANKBOSTON RETAIL FINANCE INC.
                                                             ("AGENT")


                                           By:  /s/ Betsy Ratto
                                           Print Name:  Betsy Ratto
                                           Title:  Vice President

                                           PNC BANK, NATIONAL ASSOCIATION,
                                                           (a "LENDER")


                                           By:  /s/ David L. Raphaels
                                           Title: Vice President

                                           CONGRESS FINANCIAL CORPORATION,
                                                           (a "LENDER")


                                           By:  /s/ Thomas McGregor
                                           Title:  Vice President

                                           HELLER FINANCIAL, INC.,
                                                    (a "LENDER")


                                           By:  /s/ Richard J. Holston
                                           Title:  Assistant Vice President

                                   SCHEDULE B


                        SCHEDULE OF LENDERS' COMMITMENTS

             LENDER                      DOLLAR COMMITMENT             COMMITMENT PERCENTAGE
---------------------------------- ------------------------------- ------------------------------

BankBoston Retail Finance Inc.             $45,000,000.00                     37.5%
---------------------------------- ------------------------------- ------------------------------
Heller Financial, Inc.                     $27,500,000.00                     22.92%
---------------------------------- ------------------------------- ------------------------------
Congress Financial Corporation             $27,500,000.00                     22.92%
---------------------------------- ------------------------------- ------------------------------
PNC Bank, National Association             $20,000,000.00                     16.67%
---------------------------------- ------------------------------- ------------------------------
---------------------------------- ------------------------------- ------------------------------
TOTAL COMMITMENTS                           $120,000,000                       100%
---------------------------------- ------------------------------- ------------------------------

                                    - 142 -
